UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 — September 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDINX

Putnam Diversified Income Trust

Annual report
9|30|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Diversified
Income Trust

Annual report
9 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	107

About the Trustees	108

Officers	110

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Coordinated action by central banks on both sides of the Atlantic helped lift both equity and fixed-income markets this year. Global markets continue to show signs of vulnerability, however, with investors growing more concerned about economic slowdowns in the United States, Europe, and emerging markets, particularly China. The outcome of the U.S. presidential election and the impending “fiscal cliff” are additional sources of potential volatility.

Putnam’s veteran investment team relies on fundamental research and experienced judgment to seek opportunities and manage risk in this environment. In the same way, it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Diversified Income Trust

A "go-anywhere" approach to investing in the global bond markets

The opportunities in today's fixed-income markets are far from uniform. That's why Putnam Diversified Income Trust's managers actively position the portfolio in securities from a broad range of sectors that the team believes offer the most compelling risk/return profiles — including areas beyond those in the benchmark index.

The fund's management team has an average of more than 20 years of experience.

D. William Kohli
Portfolio Manager
Co-Head of Fixed Income

Kevin F. Murphy
Portfolio Manager

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Paul D. Scanlon, CFA
Portfolio Manager
Co-Head of Fixed Income

Michael J. Atkin
Portfolio Manager
(Not pictured here)

Invests in sectors beyond the benchmark

Putnam Diversified Income Trust invests in a wide range of sectors, from high yield and emerging markets to residential and commercial mortgage-backed securities (MBS).

	Putnam Diversified Income Trust	Barclays U.S. Aggregate Bond Index
High-yield corporate bonds	30%	—
Non-agency residential MBS	21%	—
Emerging-market bonds	14%	2%
Agency collateralized mortgage obligations	14%	—
Commercial MBS	11%	2%
Net cash	5%	—
Investment-grade corporate bonds	3%	21%
Bank loans	2%	—
Agency pass-through	—	30%
Municipal bonds	—	1%
U.S. Treasuries/agency securities	—	41%
International Treasuries/agency securities	—	3%

Weightings are shown as a percentage of the fund's net assets as of 9/30/12. Allocations and holdings in each sector will vary over time. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. For more information on current fund holdings, see pages 25–87.

The potential to perform well even in a rising rate environment

With short-term interest rates hovering near zero, they can't get much lower. That's why the fund's management team has constructed the portfolio with a low duration, so that it doesn't rely on declining interest rates to drive performance.

5.07 years
-1.86 years
Fund benchmark duration
Fund duration

Duration is expressed as a number of years. The higher the duration, the greater the risk of a price decline when interest rates rise. A negative duration indicates the risk of a price decline when interest rates fall. Putnam Diversified Income Trust has a significantly lower duration than that of its benchmark.

The fund's benchmark is the Barclays U.S. Aggregate Bond Index.

2 Diversified Income Trust

Diversified Income Trust 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Diversified Income Trust

Interview with your fund’s portfolio manager

Bill, what was the bond-market environment like during the 12 months ended September 30, 2012?

The early months of the period were difficult ones for credit-sensitive fixed-income securities, as concerns about Europe’s sovereign debt crisis and a weakening U.S. economic outlook caused investors to move away from risk. In December, however, riskier assets began to reverse course, as investors grew more optimistic about U.S. growth prospects and less pessimistic about the European situation. Investor confidence was buoyed by the European Central Bank’s Long-Term Refinancing Operation, which provided much-needed stability to global credit markets by injecting liquidity into the European banking system, thereby reducing banks’ short-term funding risk.

In the United States, the Federal Reserve remained firm in its resolve to hold its benchmark federal funds rate near zero, announcing that it would do so into 2015, with the dual objectives of promoting growth and maintaining liquidity in the financial system. The Fed’s accommodative stance was further evidenced when it extended “Operation Twist,” under which it helped to keep long-term Treasury yields low by selling short-term bonds and buying longer-term ones.

Within this environment, bonds in sectors entailing greater credit or market risk that

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/12. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

Diversified Income Trust	5

trade at a yield premium to U.S. Treasuries —so called “spread sectors” — rallied broadly from December through March. However, the rally stalled during the April–June period, as global economic data came in below expectations and rising eurozone risk once again dampened investor sentiment.

The final three months of the period were characterized by light trading volumes, interest rates moving higher globally, and yield curves steepening. The 10-year Treasury yield hit an intra-month high of 1.83% in August, a level not reached since the beginning of May, before ending the period lower at 1.65%. Against this backdrop, fixed-income spread sectors continued to outperform other parts of the market, led by higher-yielding categories, such as non-agency residential mortgage-backed securities [RMBS], high-yield bonds, and emerging-market debt.

In a much-anticipated development, the Fed launched “QE3” in mid-September, announcing that it would buy $40 billion of government-agency mortgage-backed securities [agency MBS] every month until the job market improves. The central bank also affirmed that it would continue Operation Twist through December.

The fund outpaced its benchmark by a considerable margin. What factors drove this solid relative performance?

Our sizable allocations to high-yield bonds and emerging-market debt, both of which were among the best-performing asset classes during the period, drove the fund’s performance versus the index. Investments

Credit qualities are shown as a percentage of net assets as of 9/30/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

6	Diversified Income Trust

in non-agency RMBS also meaningfully contributed. Returns for high-yield and emerging-market bonds were bolstered by investor willingness to assume more risk in exchange for higher yields. Non-agency RMBS benefited from nascent signs of strength in the housing market, along with the anticipation of heightened demand for the securities. While not the direct target of Fed purchases, non-agency RMBS may become an attractive alternative for investors should the central bank’s bond buying absorb most of the supply in the agency MBS market.

Within our emerging-market debt allocation, positions in Argentina, Russia, Venezuela, and Ukraine performed particularly well. Holdings of investment-grade corporate bonds and commercial mortgage-backed securities also aided the fund’s relative return.

What strategies detracted from the fund’s results?

The biggest detractor from the fund’s performance was our conservative term-structure positioning [meaning the fund’s duration — or interest-rate sensitivity — and yield-curve strategy]. Given the low level of Treasury yields and expectations for modestly improving U.S. economic growth, we took a cautious approach toward interest-rate risk by maintaining minimal duration exposure within the portfolio. However, this positioning,

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/12. Short-term holdings, derivatives securities, and TBA commitments are excluded. Holdings will vary over time.

Diversified Income Trust	7

which can be beneficial when rates are rising, dampened performance because interest rates, while volatile during the period, ended the period lower across the yield curve.

Our active currency strategy, which is implemented with long and short positions using forward currency contracts, also proved detrimental. Currency markets were volatile during the period, and our exposure to commodity-linked currencies, such as the Australian and Canadian dollars, as well as tactical trading in the British pound sterling, detracted from performance. Slowing global growth, particularly in China, led to falling commodity prices during much of the period, which weighed on the currencies of major commodity-exporting countries. Conversely, short positions in the euro and the Czech koruna aided performance and partially offset the overall negative outcome of our currency strategy.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps — which allow two parties to exchange one stream of future interest payments for another, based on a specified principal amount — to take tactical positions at various points along the yield curve.

In addition, we employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate risk associated with our collateralized mortgage obligation [CMO] holdings.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8	Diversified Income Trust

Lastly, we used forward currency contracts to hedge the foreign exchange risk associated with non-U.S. bonds, and to efficiently gain exposure to foreign currencies as part of our active strategy involving global currency pairings.

What is your outlook for the coming months, and how are you positioning the fund?

The latest data point to a U.S. economy that is continuing on a sluggish growth path. We believe third-quarter gross domestic product may come in slightly above 1.5% on an annualized basis, which would be weaker than we expected at the beginning of 2012. With Europe in recession, Japan slowing sharply, and China growing at a rate that is slow by its own standards, the areas of the U.S. economy that are heavily dependent on global trade have weakened. On the other hand, U.S. consumer demand remains reasonably solid, as illustrated by stronger automobile sales. All told, we believe U.S. growth may strengthen in 2013 if the so-called “fiscal cliff” of currently legislated spending cuts and expiring tax reductions looming at year-end can be avoided.

As has been the case for some time, we continue to believe non-government sectors remain the most attractive areas of the bond market. While the “spreads” — or yield advantage — in many sectors of the market have tightened in recent months, they still appear attractive relative to their pre-2008 historical averages.

In our view, investors seem to be slowly returning to employing long-term strategies rather than timing the next risk trade, and we believe that makes for a more supportive investment environment overall, particularly for active managers like Putnam.

In terms of positioning, we continue to prefer credit risk via allocations to corporate bonds

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional fixed-income risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For some types of derivatives, Putnam also seeks to mitigate the level of ongoing counterparty credit risk by entering into collateral agreements with counterparties that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Diversified Income Trust	9

and non-agency RMBS, and prepayment risk through certain types of CMOs, over interest-rate risk. While the potential for short-term price volatility still remains high, we believe our actively managed, risk-conscious approach remains a prudent strategy for investing in today’s bond markets.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin, Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA.

IN THE NEWS

Global economic growth is losing steam, according to the International Monetary Fund (IMF), with the majority of the world’s advanced economies expected to contract in 2012, or expand at anemic rates of less than 2%. Several issues are challenging economic growth, including Europe’s sovereign debt troubles, the impending “fiscal cliff” in the United States, and high unemployment in various economies. Unless leaders take meaningful steps to address these issues, the current global economic expansion may slow to the weakest level since 2009’s Great Recession. These issues are weighing increasingly on the global economy. In July, the IMF predicted that global growth would be 3.5% in 2012, rising to 3.9% in 2013, but now, in its recently released World Economic Outlook, the IMF has revised its growth forecasts downwards, to growth of just 3.3% this year, and 3.6% in 2013.

10	Diversified Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(7/1/96)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.66%	6.48%	5.85%	5.85%	5.84%	5.84%	6.36%	6.21%	6.37%	6.82%

10 years	85.58	78.16	72.43	72.43	71.50	71.50	80.93	74.99	80.32	89.60
Annual average	6.38	5.95	5.60	5.60	5.54	5.54	6.11	5.76	6.07	6.61

5 years	19.94	15.18	15.77	14.24	15.25	15.25	18.46	14.60	17.92	20.94
Annual average	3.70	2.87	2.97	2.70	2.88	2.88	3.45	2.76	3.35	3.88

3 years	27.09	21.99	24.43	21.54	24.30	24.30	26.24	22.16	26.30	28.23
Annual average	8.32	6.85	7.56	6.72	7.52	7.52	8.08	6.90	8.09	8.64

1 year	9.58	5.14	8.82	3.82	8.73	7.73	9.29	5.79	9.38	9.98

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Diversified Income Trust	11

Comparative index returns For periods ended 9/30/12

	Barclays U.S. Aggregate	Lipper Multi-Sector Income
	Bond Index	Funds category average*

Annual average (life of fund)	7.24%	7.61%

10 years	68.00	111.64
Annual average	5.32	7.71

5 years	37.20	37.70
Annual average	6.53	6.52

3 years	19.73	28.32
Annual average	6.19	8.61

1 year	5.16	11.76

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/12, there were 220, 156, 129, 75, and 5 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $17,243 and $17,150, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $17,499. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $18,032 and $18,960, respectively.

12	Diversified Income Trust

Fund price and distribution information For the 12-month period ended 9/30/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.147523		$0.128584	$0.128584	$0.141210		$0.140878	$0.155165

Capital gains	—		—	—	—		—	—

Return of capital [1]	0.296477		0.258416	0.258416	0.283790		0.283122	0.311835

Total	$0.444000		$0.387000	$0.387000	$0.425000		$0.424000	$0.467000

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/11	$7.35	$7.66	$7.29	$7.25	$7.25	$7.49	$7.28	$7.30

9/30/12	7.59	7.91	7.53	7.48	7.48	7.73	7.52	7.54

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [2]	5.85%	5.61%	5.10%	5.13%	5.61%	5.43%	5.59%	6.21%

Current 30-day SEC yield [3]	N/A	4.88	4.33	4.33	N/A	4.68	4.84	5.34

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 See page 107 for details.

2 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Diversified Income Trust	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 9/30/11	0.98%	1.73%	1.73%	1.23%	1.23%	0.73%

Annualized expense ratio
for the six-month period
ended 9/30/12*	0.99%	1.74%	1.74%	1.24%	1.24%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2012, to September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.01	$8.80	$8.79	$6.27	$6.28	$3.75

Ending value (after expenses)	$1,024.50	$1,021.90	$1,020.70	$1,023.30	$1,024.60	$1,026.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2012, use the following calculation method. To find the value of your investment on April 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.00	$8.77	$8.77	$6.26	$6.26	$3.74

Ending value (after expenses)	$1,020.05	$1,016.30	$1,016.30	$1,018.80	$1,018.80	$1,021.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Diversified Income Trust	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged

16	Diversified Income Trust

index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2012, Putnam employees had approximately $342,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Diversified Income Trust	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

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These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above,

Diversified Income Trust	19

was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a

20	Diversified Income Trust

regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Multi-Sector Income Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	1st

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 192, 148 and 103 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the three-year period ended December 31, 2011 had been favorable, expressed concern about your fund’s fourth quartile performance over the one- and five-year periods ended December 31, 2011, and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the one-year period was due in significant part to the fund’s relative emphasis on shorter duration investments, which reduced the fund’s sensitivity to interest rate changes but detracted from performance. In addition, performance was hurt by the fund’s exposure to high yield, non-Agency residential mortgage-backed securities, and its exposure to emerging markets coupled with currency exposure to the Australian dollar. They also considered Putnam Management’s observation that the fund’s underperformance over the five-year period was due in significant part to the fund’s particularly weak performance in 2007, 2008 and 2011. They noted Putnam Management’s view that performance in 2007 suffered largely as a result of the fund being underweight to non-dollar, emerging markets and high-yield investments relative to its peers, and that performance in 2008 was hurt by the fund’s investments in commercial and residential mortgage-backed securities,

Diversified Income Trust	21

which significantly underperformed during the economic downturn in 2008.

The Trustees considered that, although the fund had not performed well over the one-and five-year periods ended December 31, 2011, the fund ranked in the first quartile for the three-year period, and that Putnam Management remained confident in the fund’s portfolio managers and their investment process. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

22	Diversified Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Diversified Income Trust	23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Diversified Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust (the fund), including the fund’s portfolio, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 14, 2012

24	Diversified Income Trust

The fund’s portfolio 9/30/12

MORTGAGE-BACKED SECURITIES (45.2%)*	Principal amount	Value

American Home Mortgage Assets Ser. 07-5, Class XP, IO, PO,
2.781s, 2047	$75,204,270	$9,024,512

American Home Mortgage Investment Trust Ser. 07-1,
Class GIOP, IO, 2.078s, 2047	12,910,191	1,807,427

Banc of America Commercial Mortgage, Inc.
Ser. 06-4, Class AJ, 5.695s, 2046	14,900,000	13,426,167
Ser. 06-1, Class B, 5.49s, 2045	4,164,000	3,702,366
FRB Ser. 05-6, Class B, 5.364s, 2047	7,000,000	7,066,437

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036	1,170,000	924,300
Ser. 01-1, Class K, 6 1/8s, 2036	2,485,513	342,104
Ser. 07-5, Class XW, IO, 0.555s, 2051	210,581,692	2,744,301

Banc of America Funding Corp.
FRB Ser. 06-A, Class 3A1, 2.942s, 2036	19,387,095	12,989,354
FRB Ser. 06-G, Class 2A5, 0.499s, 2036	5,295,369	4,156,865

Barclays Capital, LLC Trust 144A
FRB Ser. 11-RR4, Class 6A4, 15.143s, 2037	10,653,815	7,937,092
FRB Ser. 09-RR6, Class 1A2, 2.47s, 2035	7,751,421	5,154,695
Ser. 09-RR7, Class 1A7, IO, 1.769s, 2046	174,820,520	7,429,872
Ser. 09-RR7, Class 2A7, IO, 1.589s, 2047	402,513,155	16,744,547
Ser. 09-RR7, Class 2A1, IO, 0.75s, 2047	439,726,360	11,213,022
Ser. 09-RR7, Class 1A1, IO, 0.75s, 2046	451,132,145	11,503,870

Bear Stearns Adjustable Rate Mortgage Trust
FRB Ser. 05-10, Class A3, 2.648s, 2035	33,716,364	31,187,636
FRB Ser. 06-1, Class A1, 2.37s, 2036	3,692,015	3,387,424

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 6.163s, 2042	3,504,000	3,472,744
FRB Ser. 07-PW17, Class AJ, 6.089s, 2050	13,068,000	10,454,400
FRB Ser. 06-PW12, Class AJ, 5.933s, 2038	5,354,000	4,838,881
Ser. 06-PW13, Class AJ, 5.611s, 2041	10,000,000	9,184,090
Ser. 05-PWR7, Class D, 5.304s, 2041	4,190,000	3,670,218
Ser. 05-PWR7, Class C, 5.235s, 2041	4,945,000	4,490,555
Ser. 05-PWR7, Class B, 5.214s, 2041	7,239,000	6,732,270
Ser. 05-PWR9, Class AJ, 4.985s, 2042	4,207,000	4,257,484

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046	76,549,020	2,005,584
Ser. 07-AR5, Class 1X2, IO, 0.5s, 2047	49,700,795	1,058,627
Ser. 06-AR5, Class 1X, IO, 0.5s, 2046	100,978,515	1,918,592
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036	53,927,819	760,382

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3,
Class B, 5.029s, 2043	16,007,000	13,958,104

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-AR3,
Class 1A2A, 5.584s, 2036	9,162,658	8,338,019

Citigroup Mortgage Loan Trust, Inc. 144A
FRB Ser. 11-12, Class 2A2, 0.587s, 2035	8,520,000	5,559,300
FRB Ser. 12-1, Class 1A2, 0.587s, 2035	8,187,000	5,178,278

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 0.074s, 2044	133,430,346	511,972

Diversified Income Trust	25

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount		Value

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.88s, 2014 (United Kingdom)	GBP	2,491,896	$3,380,086
FRB Ser. 05-CT2A, Class E, 1.789s, 2014 (United Kingdom)	GBP	701,422	1,008,064

Countrywide Alternative Loan Trust
Ser. 06-0A19, Class XP, IO, 2.588s, 2047		$119,368,217	9,251,037
Ser. 07-HY9, Class X, IO, 0.65s, 2047		54,793,854	2,224,630

Countrywide Home Loans
Ser. 07-17, Class 1A2, 6s, 2037		16,303,258	15,669,306
Ser. 07-1, Class A8, 6s, 2037		16,325,020	15,325,325
Ser. 06-21, Class A1, 6s, 2037		7,810,435	6,873,183
Ser. 06-10, Class 1A16, 6s, 2036		13,159,223	11,448,524
Ser. 06-6, Class 06-6, 6s, 2036		4,531,836	4,043,531
Ser. 06-1, Class A2, 6s, 2036		9,707,154	8,566,564
FRB Ser. 05-HY10, Class 3A1B, 2.747s, 2036		19,709,202	13,796,441

Credit Suisse Mortgage Capital Certificates FRB Ser. 06-C1,
Class AJ, 5.588s, 2039		5,041,000	5,160,472

CS First Boston Mortgage Securities Corp. Ser. 05-C3,
Class AJ, 4.771s, 2037		21,870,000	21,406,115

CS First Boston Mortgage Securities Corp. 144A
Ser. 02-CP5, Class H, 6.326s, 2035		9,440,000	9,381,123
Ser. 02-CP5, Class M, 5 1/4s, 2035		2,525,802	126,290

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		2,235,111	2,212,760

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.717s, 2032		1,240,829	2,020,042
IFB Ser. 3408, Class EK, 24.905s, 2037		772,745	1,246,686
IFB Ser. 2979, Class AS, 23.464s, 2034		425,994	571,278
IFB Ser. 3727, Class PS, IO, 6.479s, 2038		27,021,978	2,419,268
IFB Ser. 3895, Class SM, IO, 6.429s, 2040		16,688,905	2,235,790
IFB Ser. 4048, Class GS, IO, 6.429s, 2040		21,926,549	4,250,681
IFB Ser. 3860, Class SP, IO, 6.379s, 2040		40,846,640	6,892,462
IFB Ser. 3861, Class PS, IO, 6.379s, 2037		17,025,050	2,533,838
IFB Ser. 4032, Class SA, IO, 6.279s, 2042		23,962,872	3,232,433
IFB Ser. 3780, Class PS, IO, 6.229s, 2035		21,159,186	1,781,173
IFB Ser. 4105, Class LS, IO, 5.9s, 2041		19,629,888	4,118,351
IFB Ser. 3768, Class PS, IO, 5.779s, 2036		25,357,144	1,390,408
IFB Ser. 3753, Class S, IO, 5.729s, 2040		9,369,377	1,241,442
Ser. 3687, Class CI, IO, 5s, 2038		26,368,343	3,014,429
Ser. 3632, Class CI, IO, 5s, 2038		8,543,618	466,567
Ser. 3626, Class DI, IO, 5s, 2037		5,076,284	166,908
Ser. 4000, Class PI, IO, 4 1/2s, 2042		54,201,391	6,845,636
Ser. 4019, Class GI, IO, 4 1/2s, 2041		50,741,494	6,286,871
Ser. 4024, Class PI, IO, 4 1/2s, 2041		73,979,520	9,432,389
Ser. 3747, Class HI, IO, 4 1/2s, 2037		9,468,848	754,050
Ser. 4090, Class BI, IO, 4s, 2042		3,347,027	408,973
Ser. 4098, Class PI, IO, 4s, 2042		28,223,757	4,563,217
Ser. 3738, Class MI, IO, 4s, 2034		82,071,683	3,077,688
Ser. 3748, Class NI, IO, 4s, 2034		30,736,665	1,049,964
Ser. 3736, Class QI, IO, 4s, 2034		68,151,388	1,860,533
Ser. 3740, Class KI, IO, 4s, 2033		32,857,487	512,577
Ser. T-56, Class A, IO, 0.524s, 2043		303,249	5,295

26	Diversified Income Trust

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
Ser. T-56, Class 3, IO, 0.482s, 2043	$10,376,802	$136,196
Ser. T-57, Class 1AX, IO, 0.418s, 2043	20,380,304	248,881
Ser. T-56, Class 1, IO, 0.299s, 2043	361,295	2,710
Ser. T-56, Class 2, IO, 0.131s, 2043	331,450	1,036
Ser. 4077, Class TO, PO, zero %, 2041	43,929,799	37,549,435
Ser. 3314, PO, zero %, 2036	318,398	304,433
Ser. 3124, Class DO, PO, zero %, 2036	11,332	11,190
Ser. 1208, Class F, PO, zero %, 2022	127,059	118,629
FRB Ser. 3326, Class WF, zero %, 2035	309,243	278,318
FRB Ser. 3030, Class EF, zero %, 2035	19,013	18,964
FRB Ser. 3007, Class LU, zero %, 2035	9,478	9,185

Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 23.773s, 2036	1,757,254	2,980,672
IFB Ser. 05-45, Class DA, 23.626s, 2035	3,560,107	5,957,028
IFB Ser. 05-83, Class QP, 16.831s, 2034	575,185	810,895
Ser. 98-T2, Class A4, IO, 6 1/2s, 2036	105,815	18,815
IFB Ser. 12-66, Class HS, IO, 6.484s, 2041	17,705,145	3,760,927
IFB Ser. 10-99, Class NS, IO, 6.384s, 2039	40,755,428	3,929,638
IFB Ser. 12-113, Class CS, IO, 5.9s, 2041	17,332,666	3,465,493
IFB Ser. 12-113, Class SG, IO, 5.85s, 2042	18,640,666	3,452,811
IFB Ser. 10-46, Class WS, IO, 5.534s, 2040	66,221,674	8,371,744
Ser. 399, Class 2, IO, 5 1/2s, 2039	300,674	29,621
Ser. 374, Class 6, IO, 5 1/2s, 2036	10,905,835	1,424,629
Ser. 398, Class C5, IO, 5s, 2039	7,997,825	766,192
Ser. 10-13, Class EI, IO, 5s, 2038	5,163,164	232,339
Ser. 378, Class 19, IO, 5s, 2035	9,460,743	1,040,682
Ser. 12-30, Class HI, IO, 4 1/2s, 2040	42,485,621	6,797,699
Ser. 404, Class 2, IO, 4 1/2s, 2040	589,901	72,908
Ser. 366, Class 22, IO, 4 1/2s, 2035	8,202,497	634,299
Ser. 12-96, Class PI, IO, 4s, 2041	10,511,484	1,598,692
Ser. 406, Class 2, IO, 4s, 2041	56,984,076	6,348,026
Ser. 406, Class 1, IO, 4s, 2041	37,659,686	4,447,609
Ser. 409, Class C16, IO, 4s, 2040	38,534,528	4,054,342
Ser. 405, Class 2, IO, 4s, 2040	627,604	70,706
Ser. 03-W10, Class 1, IO, 1.408s, 2043	10,514,274	478,892
Ser. 00-T6, IO, 0.76s, 2030	10,343,974	206,879
Ser. 01-T1, Class 1, IO, 0.753s, 2040	1,217,640	25,595
Ser. 01-50, Class B1, IO, 0.406s, 2041	538,619	3,366
Ser. 02-W8, Class 1, IO, 0.334s, 2042	14,948,751	156,495
Ser. 99-51, Class N, PO, zero %, 2029	164,179	158,519

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.068s, 2020	15,296,333	325,047

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class G, 5.35s, 2035	3,121,100	1,657,423

GE Capital Commercial Mortgage Corp.
FRB Ser. 05-C4, Class AJ, 5.483s, 2045	2,912,000	2,416,960
FRB Ser. 06-C1, Class AJ, 5.481s, 2044	7,870,000	7,004,300

GMAC Commercial Mortgage Securities, Inc. Ser. 04-C3,
Class B, 4.965s, 2041	4,022,000	3,415,885

Diversified Income Trust	27

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 11-56, Class MS, 6.855s, 2041	$90,520,806	$99,198,130
IFB Ser. 10-151, Class SL, IO, 6.482s, 2039	27,284,727	3,813,586
IFB Ser. 10-163, Class SI, IO, 6.409s, 2037	32,239,087	4,916,461
IFB Ser. 10-116, Class SL, IO, 5.832s, 2039	26,557,657	3,561,116
IFB Ser. 10-61, Class SJ, IO, 5.829s, 2040	24,619,131	4,530,905
IFB Ser. 11-70, Class SM, IO, 5.669s, 2041	32,221,000	8,430,302
IFB Ser. 11-70, Class SH, IO, 5.669s, 2041	33,097,000	8,912,029
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	30,647,591	2,763,187
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	30,800,822	3,486,961
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	39,972,029	4,489,259
Ser. 10-98, Class PI, IO, 4 1/2s, 2037	14,692,648	1,664,971
Ser. 11-116, Class BI, IO, 4s, 2026	24,342,564	2,749,980
Ser. 12-48, Class AI, IO, 3 1/2s, 2036	29,599,877	4,584,133
Ser. 10-H03, Class DI, IO, 2.115s, 2060	45,412,307	4,768,292
Ser. 12-H02, Class AI, IO, 1.769s, 2062	28,436,227	2,168,262
Ser. 12-H04, Class FI, IO, 0.94s, 2062	75,269,050	3,575,280
Ser. 11-70, PO, zero %, 2041	71,408,065	60,529,760
Ser. 06-36, Class OD, PO, zero %, 2036	52,310	48,893
Ser. 06-64, PO, zero %, 2034	184,269	181,208
Ser. 99-31, Class MP, PO, zero %, 2029	13,659	12,927

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X,
IO, 1s, 2036	54,247,120	2,050,541

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class D, 4.986s, 2042	15,222,000	13,709,375

Greenwich Capital Commercial Funding Corp. 144A FRB
Ser. 03-C1, Class J, 5.363s, 2035	13,755,000	13,933,815

GS Mortgage Securities Corp. II 144A Ser. 05-GG4, Class XC,
IO, 0.925s, 2039	374,776,071	5,996,417

GSR Mortgage Loan Trust
FRB Ser. 05-AR4, Class 3A5, 2.771s, 2035	4,000,000	3,555,000
FRB Ser. 06-AR1, Class 2A4, 2.705s, 2036	6,945,000	5,117,632

Harborview Mortgage Loan Trust
FRB Ser. 05-9, Class 2A1C, 0.669s, 2035	6,413,760	5,551,109
FRB Ser. 05-8, Class 1A2B, 0.579s, 2035	6,983,149	1,675,956
FRB Ser. 05-8, Class 1A2A, 0.549s, 2035	5,889,483	3,916,506
FRB Ser. 06-7, Class 2A1A, 0.419s, 2046	28,286,290	20,083,266

IndyMac Index Mortgage Loan Trust FRB Ser. 06-AR39,
Class A1, 0.397s, 2037	27,002,267	17,146,439

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 06-LDP7, Class AJ, 6.061s, 2045	18,471,000	17,180,173
Ser. 06-LDP6, Class AJ, 5.565s, 2043	8,255,000	7,685,801
FRB Ser. 05-LDP3, Class D, 5.368s, 2042	7,091,000	6,399,628
FRB Ser. 05-LDP3, Class AJ, 5.171s, 2042	6,195,000	6,222,131
FRB Ser. 04-CBX, Class B, 5.021s, 2037	2,344,000	2,309,976
FRB Ser. 05-CB12, Class AJ, 4.987s, 2037	10,643,000	10,856,392
FRB Ser. 04-C3, Class C, 4.981s, 2042	4,777,000	4,502,323
FRB Ser. 05-LDP2, Class C, 4.911s, 2042	3,650,000	3,248,808

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.203s, 2051	270,581,634	2,677,676

28	Diversified Income Trust

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

JPMorgan Mortgage Trust FRB Ser. 06-A2, Class 1A3,
2.889s, 2036	$15,415,359	$12,322,653

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	8,260,023	8,260,023
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	3,768,664

LB-UBS Commercial Mortgage Trust FRB Ser. 06-C6, Class C,
5.482s, 2039	4,186,000	3,516,240

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X,
IO, PO, 0.80s, 2047	38,347,345	1,150,420

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.408s, 2028	489,794	612

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A2, 5.938s, 2050	1,519,070	1,545,359
Ser. 06-C2, Class AJ, 5.802s, 2043	12,800,000	11,072,000
Ser. 05-LC1, Class AJ, 5.487s, 2044	5,677,000	5,939,561
Ser. 05-CKI1, Class AJ, 5.39s, 2037	11,649,000	11,812,086
Ser. 04-KEY2, Class D, 5.046s, 2039	4,390,000	3,890,638

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 9.115s, 2037	4,295,947	322,196
Ser. 07-C5, Class X, IO, 5.231s, 2049	9,092,470	674,661

Morgan Stanley Capital I
Ser. 06-HQ9, Class AJ, 5.793s, 2044	13,250,000	13,590,499
Ser. 06-T21, Class AJ, 5.273s, 2052	8,520,000	8,192,858

Morgan Stanley Capital I 144A FRB Ser. 04-RR, Class F7,
6s, 2039	12,794,473	11,451,053

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO,
1.988s, 2012	2,175	1

Residential Asset Securitization Trust Ser. 07-A1,
Class A1, 6s, 2037	4,328,323	3,376,092

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018	1,590,000	1,590,000

Structured Asset Mortgage Investments Trust Ser. 07-AR6,
Class X2, IO, 0.5s, 2047	152,886,087	3,118,876

Structured Asset Mortgage Investments, Inc.
Ser. 06-AR6, Class 2X, IO, 1s, 2046	104,618,735	3,860,431
Ser. 07-AR1, Class 1X, IO, 0.6s, 2037	35,906,911	771,999
Ser. 06-AR8, Class X, IO, 0.4s, 2036	159,346,335	2,135,241

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3,
IO, 6.035s, 2045	116,136,137	22,065,866

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.199s, 2045	11,012,000	10,252,172
FRB Ser. 06-C25, Class AJ, 5.922s, 2043	5,419,000	5,262,933
FRB Ser. 05-C20, Class B, 5.42s, 2042	18,287,522	17,753,526
FRB Ser. 05-C21, Class D, 5.413s, 2044	24,100,000	22,329,421
Ser. 07-C34, IO, 0.53s, 2046	71,723,803	867,858

WAMU Mortgage Pass-Through Certificates
FRB Ser. 07-HY6, Class 2A1, 4.948s, 2037	7,777,100	5,918,373
FRB Ser. 07-HY1, Class 5A1, 4.866s, 2037	21,736,279	16,845,616
FRB Ser. 07-HY3, Class 2A1, 4.853s, 2037	12,585,747	9,994,720
FRB Ser. 07-HY2, Class 1A1, 2.657s, 2036	5,025,365	3,959,837
FRB Ser. 07-HY7, Class 2A1, 2.608s, 2037	12,743,917	8,691,351
FRB Ser. 05-AR12, Class 1A4, 2.488s, 2035	4,700,000	4,065,500

Diversified Income Trust	29

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR14, Class 1A4, 2.228s, 2036	$4,904,870	$3,776,750
FRB Ser. 06-AR1, Class 2A1B, 1.218s, 2046	3,953,514	3,360,487
FRB Ser. 06-AR1, Class 2A1C, 1.218s, 2046	17,979,950	9,079,875
FRB Ser. 06-AR9, Class 1A, 1.148s, 2046	27,302,179	20,954,422
FRB Ser. 06-AR15, Class 1A, 0.988s, 2046	21,023,882	15,978,150
FRB Ser. 06-AR17, Class 1A, 0.968s, 2046	11,746,560	8,398,791
FRB Ser. 07-OA6, Class 1A, 0.958s, 2047	5,790,549	4,342,912
FRB Ser. 07-OA5, Class 1A, 0.898s, 2047	26,154,279	19,746,481
FRB Ser. 06-AR19, Class 1A, 0.888s, 2047	8,343,851	5,879,912
FRB Ser. 07-OA2, Class 1A, 0.848s, 2047	5,720,816	3,832,946
FRB Ser. 05-AR13, Class A1C3, 0.707s, 2045	31,763,982	19,765,138
FRB Ser. 05-AR17, Class A1C3, 0.697s, 2045	8,327,229	3,747,253
FRB Ser. 05-AR15, Class A1C3, 0.697s, 2045	8,781,778	3,249,258
FRB Ser. 05-AR8, Class 2AC2, 0.677s, 2045	12,958,749	10,626,174
FRB Ser. 05-AR11, Class A1B2, 0.667s, 2045	7,695,927	6,580,017
FRB Ser. 05-AR13, Class A1B2, 0.647s, 2045	9,512,891	7,657,877
FRB Ser. 05-AR15, Class A1B2, 0.627s, 2045	4,636,808	3,408,054
FRB Ser. 05-AR11, Class A1B3, 0.617s, 2045	14,375,061	12,290,677
FRB Ser. 05-AR8, Class 2AC3, 0.607s, 2045	4,491,850	3,683,317
FRB Ser. 05-AR2, Class 2A1B, 0.587s, 2045	7,613,028	6,547,204
FRB Ser. 05-AR17, Class A1A2, 0.507s, 2045	5,787,857	4,847,330
FRB Ser. 05-AR15, Class A1A2, 0.497s, 2045	17,736,683	14,632,764
FRB Ser. 05-AR6, Class 2AB3, 0.487s, 2045	4,448,632	3,825,823

Washington Mutual Mortgage Pass-Through Certificates
FRB Ser. 07-OA3, Class 5A, 2.366s, 2047	9,841,366	6,160,695
FRB Ser. 06-AR11, Class 1A, 1.108s, 2046	21,207,635	16,541,955
FRB Ser. 07-OA1, Class A1A, 0.848s, 2047	17,850,293	12,048,948

Wells Fargo Mortgage Backed Securities Trust
Ser. 07-8, Class 2A8, 6s, 2037	33,544,093	33,376,372
Ser. 07-12, Class A7, 5 1/2s, 2037	3,334,391	3,421,086
FRB Ser. 07-AR3, Class A2, 5.395s, 2037	3,820,753	3,369,182
FRB Ser. 06-AR1, Class 2A5, 5.36s, 2036	8,236,000	8,071,280
FRB Ser. 05-AR16, Class 4A2, 2.648s, 2035	5,160,805	4,993,078
FRB Ser. 06-AR2, Class 2A1, 2.617s, 2036	26,274,749	25,125,228
FRB Ser. 05-AR15, Class 1A8, 2.617s, 2035	13,720,000	12,310,270
FRB Ser. 06-AR17, Class A1, 2.612s, 2036	6,388,386	5,430,081

Total mortgage-backed securities (cost $1,433,390,185)		$1,499,811,725

CORPORATE BONDS AND NOTES (39.1%)*	Principal amount	Value

Basic materials (1.6%)
Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022	$690,000	$705,525

Atkore International, Inc. company
guaranty sr. notes 9 7/8s, 2018	3,317,000	3,225,783

Celanese US Holdings, LLC company guaranty sr. unsec.
notes 6 5/8s, 2018 (Germany)	3,895,000	4,265,025

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	2,735,000	3,063,200

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019	103,000	111,240

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	804,000	775,860

30	Diversified Income Trust

CORPORATE BONDS AND NOTES (39.1%)* cont.	Principal amount		Value

Basic materials cont.
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)		$1,489,000	$1,507,613

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		2,302,000	2,163,880

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec.
notes 6 7/8s, 2022 (Australia)		1,125,000	1,032,188

Grohe Holding GmbH 144A company guaranty sr. notes FRN
4.252s, 2017 (Germany)	EUR	3,548,000	4,359,337

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		$1,725,000	1,772,438

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		2,841,000	3,252,945

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2020		1,100,000	1,243,000

IAMGOLD Corp. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020 (Canada)		749,000	734,020

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		140,000	148,050

INEOS Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		1,205,000	1,220,063

LyondellBasell Industries NV sr. unsec. notes 6s,
2021 (Netherlands)		2,490,000	2,838,600

LyondellBasell Industries NV sr. unsec.
unsub. notes 5 3/4s, 2024 (Netherlands)		2,335,000	2,656,063

LyondellBasell Industries NV sr. unsec. unsub. notes 5s,
2019 (Netherlands)		4,200,000	4,462,500

Momentive Performance Materials, Inc. 144A company
guaranty sr. notes 10s, 2020		392,000	394,940

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		1,585,000	1,755,388

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		2,471,000	2,483,355

Nufarm Australia Ltd. 144A company
guaranty sr. notes 6 3/8s, 2019 (Australia)		705,000	705,000

PH Glatfelter Co. 144A sr. notes 5 3/8s, 2020		289,000	294,780

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. notes 4 5/8s, 2020		385,000	390,294

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		435,000	474,150

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company
guaranty sr. notes 9s, 2017		1,285,000	1,317,125

Smurfit Kappa Acquisitions 144A company
guaranty sr. notes 4 7/8s, 2018 (Ireland)		675,000	679,219

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		569,000	575,373

Smurfit Kappa Treasury company guaranty sr. unsec.
unsub. debs 7 1/2s, 2025 (Ireland)		82,000	83,435

Steel Dynamics, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2022		305,000	314,913

Steel Dynamics, Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2019		405,000	421,200

Diversified Income Trust	31

CORPORATE BONDS AND NOTES (39.1%)* cont.	Principal amount		Value

Basic materials cont.
TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017		$2,295,000	$2,478,600

Tronox Finance, LLC 144A company guaranty sr. unsec.
notes 6 3/8s, 2020		2,010,000	2,030,100

			53,935,202
Capital goods (2.0%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		285,000	290,700

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		1,813,000	1,942,176

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019		821,000	901,048

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg) ‡‡		973,168	968,302

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg) ‡‡	EUR	749,451	963,486

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	500,000	682,104

Ardagh Packaging Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (Ireland)	EUR	685,000	934,483

Ardagh Packaging Finance PLC 144A company
guaranty sr. unsec. unsub. notes 9 1/8s, 2020 (Ireland)		$250,000	265,000

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A company guaranty sr. notes 7 3/8s, 2017 (Ireland)		250,000	270,000

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		4,330,000	4,806,300

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		1,425,000	1,474,875

Ball Corp. company guaranty sr. unsec. notes 5s, 2022		369,000	386,528

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		1,194,000	1,310,415

Briggs & Stratton Corp. company guaranty sr. unsec.
notes 6 7/8s, 2020		2,050,000	2,234,500

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec.
notes 10 1/8s, 2020		735,000	788,288

Continental Rubber of America Corp. 144A notes 4 1/2s, 2019		800,000	818,904

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	475,000	665,652

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		$3,085,000	3,331,800

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		3,324,000	4,249,092

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		972,000	1,098,360

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		3,373,000	3,136,890

Polypore International, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2017		1,445,000	1,556,988

Rexam PLC unsec. sub. bonds FRB 6 3/4s, 2067
(United Kingdom)	EUR	1,430,000	1,836,739

Rexel SA company guaranty sr. unsec. notes 8 1/4s, 2016
(France)	EUR	1,019,000	1,434,899

Rexel SA 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2019 (France)		$500,000	518,859

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 7/8s, 2019		885,000	953,588

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 3/4s, 2016		1,410,000	1,469,925

Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 9 7/8s, 2019		885,000	938,100

32	Diversified Income Trust

CORPORATE BONDS AND NOTES (39.1%)* cont.	Principal amount		Value

Capital goods cont.
Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 9s, 2019		$3,375,000	$3,442,500

Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 8 1/4s, 2021 (New Zealand)		680,000	674,900

Reynolds Group Issuer, Inc. 144A company
guaranty sr. notes 5 3/4s, 2020		965,000	965,000

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. notes 7 3/4s, 2016	EUR	2,660,000	3,554,962

Ryerson, Inc. company guaranty sr. notes 12s, 2015		$3,661,000	3,779,983

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018		2,190,000	2,381,625

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		1,830,000	2,003,850

Terex Corp. sr. unsec. sub. notes 8s, 2017		808,000	836,280

Thermadyne Holdings Corp. company guaranty sr. notes
9s, 2017		3,154,000	3,359,010

Thermon Industries, Inc. company guaranty sr. notes
9 1/2s, 2017		1,893,000	2,108,329

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018		2,171,000	2,398,955

			65,733,395
Communication services (5.0%)
Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018		847,000	912,643

Cablevision Systems Corp. sr. unsec. unsub. notes
8 5/8s, 2017		621,000	721,913

Cablevision Systems Corp. sr. unsec. unsub. notes
7 3/4s, 2018		179,000	198,243

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018		3,493,000	3,781,173

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		1,634,000	1,752,465

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		3,076,000	3,341,305

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017		4,006,000	4,276,405

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018		1,922,000	1,955,635

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2017		2,017,000	2,153,148

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		3,103,000	3,071,970

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020		3,006,000	2,930,850

Cricket Communications, Inc. company guaranty sr. unsec.
unsub. notes 10s, 2015		2,065,000	2,173,413

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016		3,740,000	3,945,700

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019		950,000	1,030,750

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		3,373,000	3,642,840

DISH DBS Corp. company guaranty 7 1/8s, 2016		461,000	509,405

Diversified Income Trust	33

CORPORATE BONDS AND NOTES (39.1%)* cont.	Principal amount		Value

Communication services cont.
DISH DBS Corp. company guaranty 6 5/8s, 2014		$3,500,000	$3,797,500

DISH DBS Corp. company guaranty sr. unsec. notes
7 3/4s, 2015		1,219,000	1,371,375

DISH DBS Corp. company guaranty sr. unsec. notes
6 3/4s, 2021		3,413,000	3,720,170

Equinix, Inc. sr. unsec. notes 7s, 2021		1,840,000	2,060,800

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021		620,000	717,650

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017		1,405,000	1,594,675

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		4,000,000	4,500,000

Hughes Satellite Systems Corp. company
guaranty sr. notes 6 1/2s, 2019		1,949,000	2,085,430

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021		3,202,000	3,546,215

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (United Kingdom)		4,928,000	5,322,240

Intelsat Jackson Holdings SA company guaranty sr. unsec.
notes 7 1/2s, 2021 (Bermuda)		1,949,000	2,109,793

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)		770,000	766,150

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡		10,821,093	11,470,359

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)		2,801,000	2,962,058

Kabel Deutschland GmbH 144A sr. bonds 6 1/2s,
2018 (Germany)	EUR	1,560,000	2,133,157

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 9 3/8s, 2019		$1,699,000	1,885,890

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 8 5/8s, 2020		1,493,000	1,612,440

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2019		515,000	547,188

Level 3 Financing, Inc. 144A company guaranty sr. unsec
unsub. notes 7s, 2020		183,000	184,830

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019		386,000	426,530

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		5,905,000	6,406,925

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015		118,000	118,443

Nextel Communications, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2014		684,000	685,710

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016		3,892,000	3,833,620

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019		353,000	296,520

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021		1,647,000	1,317,600

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		3,406,000	3,695,510

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018		3,202,000	3,666,290

34	Diversified Income Trust

CORPORATE BONDS AND NOTES (39.1%)* cont.	Principal amount		Value

Communication services cont.
Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018
(United Kingdom)	GBP	2,520,000	$4,099,814

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		$610,000	680,497

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		1,375,000	1,684,020

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		2,503,000	2,797,103

SBA Telecommunications, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 3/4s, 2020		520,000	546,000

Sprint Capital Corp. company guaranty 8 3/4s, 2032		1,134,000	1,173,690

Sprint Capital Corp. company guaranty 6 7/8s, 2028		3,610,000	3,321,200

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		4,280,000	4,761,500

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		1,886,000	1,942,580

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017		1,625,000	1,840,313

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020		1,152,000	1,198,080

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018		4,027,000	4,822,333

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	EUR	495,000	679,170

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	CHF	540,000	614,182

Telenet Finance V Luxembourg SCA 144A bonds 6 3/4s, 2024
(Luxembourg)	EUR	580,000	751,850

Telenet Finance V Luxembourg SCA 144A bonds 6 1/4s, 2022
(Luxembourg)	EUR	790,000	1,020,265

TW Telecom Holdings, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022		$475,000	483,906

Unitymedia KabelBW GmbH company guaranty sr. unsec.
notes Ser. REGS, 9 5/8s, 2019 (Germany)	EUR	2,398,000	3,409,950

Unitymedia KabelBW GmbH 144A sr. sub. notes 9 1/2s, 2021
(Germany)	EUR	665,000	959,113

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
sr. notes 7 1/2s, 2019 (Germany)	EUR	1,855,000	2,628,103

Unitymedia Hessen GmbH & Co. KG/Unitymedia
NRW GmbH 144A company guaranty sr. notes
8 1/8s, 2017 (Germany)	EUR	1,624,000	2,245,944

UPC Holdings BV bonds 8 3/8s, 2020 (Netherlands)	EUR	1,986,000	2,753,572

Virgin Media Finance PLC company guaranty sr. unsec.
bonds 8 7/8s, 2019 (United Kingdom)	GBP	242,000	439,258

Virgin Media Finance PLC company guaranty sr. unsec.
unsub. notes 5 1/4s, 2022 (United Kingdom)		$730,000	767,044

Wind Acquisition Finance SA company
guaranty sr. notes Ser. REGS, 7 3/8s, 2018 (Luxembourg)	EUR	640,000	755,683

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 3/8s, 2018 (Luxembourg)	EUR	4,110,000	4,744,737

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Luxembourg)		$1,135,000	1,078,250

Wind Acquisition Holding company
guaranty sr. notes Ser. REGS, 12 1/4s, 2017
(Luxembourg) ‡‡	EUR	1,340,239	1,360,596

Diversified Income Trust	35

CORPORATE BONDS AND NOTES (39.1%)* cont.	Principal amount	Value

Communication services cont.
Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018	$710,000	$766,800

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017	2,884,000	3,222,870

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021	780,000	840,450

		167,621,799
Consumer cyclicals (7.3%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	360,000	397,800

Affinion Group Holdings, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2015	570,000	387,600

Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018	4,005,000	3,274,088

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015	3,145,000	2,610,350

AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020	2,673,000	3,010,466

American Casino & Entertainment Properties LLC
sr. notes 11s, 2014	3,304,000	3,436,160

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡	1,030,000	1,055,760

Ashtead Capital, Inc. 144A company
guaranty sr. notes 6 1/2s, 2022	765,000	803,250

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	2,870,000	3,225,163

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	565,000	603,844

Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2015	1,030,000	1,035,150

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	956,000	960,780

Bon-Ton Department Stores, Inc. (The) 144A company
guaranty sr. notes 10 5/8s, 2017	3,635,000	3,280,588

Boyd Gaming Corp. company guaranty sr. unsec. notes
9 1/8s, 2018	600,000	630,000

Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020	1,185,000	1,294,613

Building Materials Corp. 144A sr. notes 7s, 2020	2,425,000	2,631,125

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	830,000	890,175

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	1,965,000	2,151,675

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 10s, 2019	1,865,000	2,063,156

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2018	2,674,000	1,751,470

Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017	3,259,000	3,503,425

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec. notes
9 1/8s, 2018	855,000	971,494

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	2,760,000	2,615,100

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2022	735,000	801,150

36	Diversified Income Trust

CORPORATE BONDS AND NOTES (39.1%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Chrysler Group, LLC/CG Co-Issuer, Inc. company
guaranty notes 8 1/4s, 2021		$3,825,000	$4,073,625

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021		680,000	756,500

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017 ‡‡		4,530,625	4,836,442

Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2021		4,178,000	3,718,420

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec notes 7 5/8s, 2020		468,000	457,470

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		3,189,000	3,436,148

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		685,000	710,688

Conti-Gummi Finance B.V. company guaranty bonds Ser.
REGS, 7 1/8s, 2018 (Netherlands)	EUR	2,272,000	3,125,467

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		$3,470,000	3,374,575

DR Horton, Inc. company guaranty sr. unsec.
unsub. notes 4 3/8s, 2022		730,000	725,438

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		3,127,000	3,588,233

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		3,355,000	3,598,238

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		3,940,000	4,301,389

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		1,480,000	1,676,762

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021		2,635,000	2,951,382

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		2,045,000	2,216,269

Gray Television, Inc. 144A company guaranty sr. unsec.
notes 7 1/2s, 2020		1,200,000	1,194,000

Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	2,495,000	2,618,240

Grupo Televisa, S.A.B sr. unsec. bonds 6 5/8s, 2040 (Mexico)		$900,000	1,187,346

Grupo Televisa, S.A.B sr. unsec. notes 6s, 2018 (Mexico)		775,000	919,776

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		2,197,000	2,383,745

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		970,000	1,071,860

HD Supply, Inc. 144A company guaranty sr. notes 8 1/8s, 2019		510,000	555,900

Host Hotels & Resorts LP company guaranty sr. unsec.
unsub. notes 4 3/4s, 2023 R		505,000	525,200

Interactive Data Corp. company guaranty sr. unsec.
notes 10 1/4s, 2018		2,849,000	3,190,880

Isle of Capri Casinos, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		4,588,000	4,932,100

Isle of Capri Casinos, Inc. 144A company
guaranty sr. sub. notes 8 7/8s, 2020		1,235,000	1,302,925

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s, 2016
(Denmark)	EUR	2,485,000	3,289,149

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	265,000	365,414

K Hovnanian Enterprises, Inc. 144A company
guaranty notes 9 1/8s, 2020		$485,000	487,425

Diversified Income Trust	37

CORPORATE BONDS AND NOTES (39.1%)* cont.	Principal amount		Value

Consumer cyclicals cont.
K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		$1,060,000	$1,081,200

KB Home company guaranty sr. unsec. unsub. notes
7 1/2s, 2022		205,000	218,325

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		655,000	733,600

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		580,000	617,700

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2023		1,875,000	1,875,000

Lennar Corp. 144A company guaranty sr. notes 4 3/4s, 2017		515,000	531,738

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021		2,175,000	2,474,063

Limited Brands, Inc. sr. notes 5 5/8s, 2022		855,000	918,056

Lottomatica Group SpA sub. notes FRN Ser. REGS, 8 1/4s,
2066 (Italy)	EUR	3,337,000	4,215,011

M/I Homes, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		$1,000,000	1,081,250

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016		2,075,000	2,422,824

Mashantucket Western Pequot Tribe 144A bonds Ser. A,
8 1/2s, 2015 (In default) †		1,765,000	158,850

Masonite International Corp., 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)		1,420,000	1,498,100

MGM Resorts International company guaranty sr. notes
9s, 2020		637,000	711,051

MGM Resorts International company guaranty sr. unsec.
notes 6 7/8s, 2016		915,000	956,175

MGM Resorts International company guaranty sr. unsec.
notes 6 5/8s, 2015		1,481,000	1,584,670

MGM Resorts International company guaranty sr. unsec.
unsub. notes 7 3/4s, 2022		1,120,000	1,167,600

MGM Resorts International 144A company guaranty sr. unsec.
notes 6 3/4s, 2020		1,160,000	1,160,000

Michaels Stores, Inc. company guaranty 11 3/8s, 2016		1,295,000	1,356,642

MTR Gaming Group, Inc. company guaranty notes
11 1/2s, 2019 ‡‡		5,115,776	5,384,354

Navistar International Corp. sr. notes 8 1/4s, 2021		3,123,000	2,966,850

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019		1,890,000	1,927,800

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. notes 7 3/4s, 2018 (Netherlands)		641,000	722,728

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec.
notes 4 1/2s, 2020 (Netherlands)		840,000	833,700

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018		2,343,000	2,589,015

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021		2,240,000	2,385,600

Owens Corning company guaranty sr. unsec. notes 9s, 2019		4,030,000	5,067,725

Penn National Gaming, Inc. sr. unsec. sub. notes
8 3/4s, 2019		2,466,000	2,761,920

Penske Automotive Group, Inc. 144A company
guaranty sr. sub. notes 5 3/4s, 2022		1,510,000	1,547,750

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018		1,280,000	1,408,000

38	Diversified Income Trust

CORPORATE BONDS AND NOTES (39.1%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017		$2,900,000	$3,168,250

Polish Television Holding BV sr. notes stepped-coupon
Ser. REGS, 11 1/4s (13s, 11/15/14), 2017 (Netherlands) ††	EUR	5,050,000	6,770,432

QVC Inc. 144A sr. notes 7 1/2s, 2019		$1,890,000	2,091,296

Realogy Corp. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2017		4,000,000	4,290,000

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019		695,000	729,750

Regal Entertainment Group company guaranty sr. unsec.
notes 9 1/8s, 2018		3,500,000	3,911,250

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 9 1/2s, 2019		545,000	581,788

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		3,139,000	3,186,085

Sabre, Inc. 144A sr. notes 8 1/2s, 2019		1,705,000	1,760,413

Schaeffler Finance BV 144A company
guaranty sr. notes 8 3/4s, 2019 (Germany)	EUR	2,595,000	3,768,216

Schaeffler Finance BV 144A company
guaranty sr. notes 8 1/2s, 2019 (Germany)		$535,000	595,188

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec.
unsub. notes 6 5/8s, 2020		1,825,000	1,966,438

Sealy Mattress Co. 144A company guaranty sr. notes
10 7/8s, 2016		888,000	970,140

Sears Holdings Corp. company guaranty 6 5/8s, 2018		1,678,000	1,564,735

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022		670,000	671,675

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022		200,000	198,500

Spectrum Brands Holdings, Inc. company guaranty sr. notes
9 1/2s, 2018		3,360,000	3,788,400

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020		1,125,000	1,161,563

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A notes 8 5/8s, 2016		427,000	457,958

Toys R Us — Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016		505,000	513,838

Toys R Us Property Co., LLC company
guaranty sr. notes 8 1/2s, 2017		2,265,000	2,440,538

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017		2,247,000	2,449,230

Toys R Us, Inc. 144A sr. unsec. notes 10 3/8s, 2017		515,000	524,656

Travelport, LLC company guaranty sr. unsec.
sub. notes 11 7/8s, 2016		2,243,000	846,733

Travelport, LLC company guaranty sr. unsec.
unsub. notes 9 7/8s, 2014		162,000	129,600

Travelport, LLC 144A sr. notes 6.362s, 2016 ‡‡		694,000	527,440

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		1,853,000	1,324,895

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	1,395,000	1,887,870

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$5,495,000	6,278,038

TVN Finance Corp. III AB 144A company guaranty sr. unsec.
notes 7 7/8s, 2018 (Sweden)	EUR	270,000	353,184

Diversified Income Trust	39

CORPORATE BONDS AND NOTES (39.1%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021		$1,115,000	$1,131,725

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020		2,324,000	2,486,680

Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019		1,500,000	1,545,000

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		393,000	437,213

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		5,000,000	5,525,000

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec.
notes 10 1/4s, 2016 ‡‡		4,720,000	4,885,200

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		3,053,000	3,297,240

			241,528,842
Consumer staples (2.7%)
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2015	BRL	16,800,000	9,380,818

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		$1,293,000	1,435,230

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019		520,000	566,150

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		2,600,000	2,674,776

Boparan Finance PLC 144A company guaranty sr. unsec.
unsub. bonds 9 3/4s, 2018 (United Kingdom)	EUR	1,030,000	1,396,465

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		$1,492,000	1,730,720

CKE Holdings, Inc. 144A sr. unsec. notes 10 1/2s, 2016 ‡‡		1,567,762	1,708,861

Claire’s Stores, Inc. company guaranty sr. notes
8 7/8s, 2019		3,612,000	3,323,040

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		2,975,000	3,079,125

Constellation Brands, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2017		2,193,000	2,560,328

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		2,401,000	2,749,145

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 6s, 2022		885,000	1,006,688

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 4 5/8s, 2023		405,000	411,075

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		4,000,000	4,280,000

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2018		560,000	638,400

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		2,498,000	2,697,840

DineEquity, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018		4,296,000	4,843,740

Dole Food Co. 144A sr. notes 8s, 2016		1,710,000	1,789,088

EC Finance PLC company guaranty sr. bonds Ser. REGS,
9 3/4s, 2017 (United Kingdom)	EUR	1,848,000	2,510,561

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		$2,115,000	2,368,800

Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018
(United Kingdom)	GBP	1,110,000	1,574,074

40	Diversified Income Trust

CORPORATE BONDS AND NOTES (39.1%)* cont.	Principal amount		Value

Consumer staples cont.
Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		$800,000	$864,000

Hertz Holdings Netherlands BV sr. sec. bonds Ser. REGS,
8 1/2s, 2015 (Netherlands)	EUR	1,000,000	1,385,412

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	2,129,000	2,949,542

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 8 1/4s, 2020		$680,000	678,300

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 7 1/4s, 2021		3,515,000	3,268,950

Libbey Glass, Inc. 144A company guaranty sr. notes
6 7/8s, 2020		1,183,000	1,271,725

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022		725,000	770,313

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		2,730,000	3,003,000

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		4,000,000	4,110,000

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017		1,745,000	1,795,169

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2020		2,220,000	2,275,500

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		595,000	675,325

Service Corporation International sr. notes 7s, 2019		970,000	1,071,850

Service Corporation International sr. notes 7s, 2017		3,136,000	3,606,400

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		1,405,000	1,457,688

Stewart Enterprises, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2019		2,790,000	2,999,250

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018		1,026,000	1,077,300

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		2,430,000	2,502,900

Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020		490,000	526,750

			89,014,298
Energy (7.8%)
Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021		1,947,000	2,039,483

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022		660,000	697,950

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021		605,000	502,150

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019		2,010,000	1,698,450

AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec. notes 7s, 2022		1,520,000	1,634,000

Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031		221,000	295,908

Anadarko Petroleum Corp. sr. notes 5.95s, 2016		3,610,000	4,196,874

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		319,000	267,960

Arch Coal, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2019		2,176,000	1,827,840

Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp.
144A company guaranty sr. notes 6 5/8s, 2020		570,000	579,975

Diversified Income Trust	41

CORPORATE BONDS AND NOTES (39.1%)* cont.	Principal amount		Value

Energy cont.
ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s,
2015 (In default) †		$643,000	$122,170

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		520,000	556,400

Aurora USA Oil & Gas Inc 144A sr. notes 9 7/8s, 2017		1,560,000	1,669,200

Carrizo Oil & Gas, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018		4,581,000	4,913,123

Carrizo Oil & Gas, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		495,000	506,138

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 9 7/8s, 2020		1,640,000	1,853,200

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2021		260,000	280,800

Chesapeake Energy Corp. company guaranty sr. unsec.
bonds 6 1/4s, 2017	EUR	565,000	741,975

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015		$5,240,000	5,770,550

Chesapeake Energy Corp. company guaranty sr. unsec.
unsub. notes 6.775s, 2019		416,000	417,040

Concho Resources, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2022		3,280,000	3,608,000

Concho Resources, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023		500,000	522,500

Concho Resources, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2022		896,000	934,080

Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)	CAD	2,355,000	2,061,865

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		$827,000	711,220

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020		1,829,000	1,915,878

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8s, 2017		7,000,000	7,315,000

Continental Resources, Inc. company guaranty sr. unsec
notes 5s, 2022		1,905,000	1,985,963

Continental Resources, Inc. 144A company
guaranty sr. unsec. unsub. notes 5s, 2022		1,510,000	1,577,950

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		5,652,000	6,047,640

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/8s, 2022		650,000	646,750

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020		3,793,000	4,267,125

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018		5,316,000	4,943,880

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 6 1/2s, 2021		1,264,000	1,222,920

Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019		2,205,000	2,138,850

FTS International Services, LLC/FTS International
Bonds, Inc. 144A company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018		2,260,000	2,406,900

42	Diversified Income Trust

CORPORATE BONDS AND NOTES (39.1%)* cont.	Principal amount		Value

Energy cont.
Gaz Capital SA sr. unsec. notes Ser. REGS, 7.288s,
2037 (Russia)		$1,810,000	$2,270,573

Gazprom OAO Via Gaz Capital SA 144A sr. unsec.
notes 7.288s, 2037 (Russia)		1,280,000	1,612,800

Gazprom OAO Via Gaz Capital SA 144A sr. unsec.
unsub. notes 9 1/4s, 2019 (Russia)		3,305,000	4,288,865

Gazprom OAO Via Gaz Capital SA 144A sr. unsec.
unsub. notes 8.146s, 2018 (Russia)		740,000	905,294

Gazprom OAO Via Gaz Capital SA 144A sr. unsec.
unsub. notes 6.51s, 2022 (Russia)		1,090,000	1,281,295

Goodrich Petroleum Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019		4,000,000	3,870,000

Hercules Offshore, Inc. 144A company
guaranty sr. notes 7 1/8s, 2017		175,000	182,000

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020		780,000	811,200

Infinis PLC 144A sr. notes 9 1/8s, 2014 (United Kingdom)	GBP	773,000	1,275,988

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021		$1,042,000	1,057,630

Key Energy Services, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2021		450,000	454,500

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019		540,000	572,400

Laredo Petroleum, Inc. company guaranty sr. unsec.
notes 7 3/8s, 2022		655,000	707,400

Laredo Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2019		2,918,000	3,304,635

Lone Pine Resources Canada, Ltd. 144A company
guaranty sr. notes 10 3/8s, 2017 (Canada)		813,000	747,960

Lukoil International Finance BV 144A company
guaranty sr. unsec. notes 6 1/8s, 2020 (Russia)		5,000,000	5,645,000

Lukoil International Finance BV 144A company
guaranty sr. unsec. unsub. bonds 6.656s, 2022 (Russia)		2,380,000	2,856,547

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)		1,905,000	2,038,350

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023 (Canada)		620,000	661,850

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016		3,295,000	2,339,450

National JSC Naftogaz of Ukraine govt. guaranty unsec.
notes 9 1/2s, 2014 (Ukraine)		3,725,000	3,754,465

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022		750,000	834,375

Newfield Exploration Co. sr. unsec. sub. notes 6 7/8s, 2020		1,000,000	1,097,500

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020		1,620,000	1,668,600

Oasis Petroleum, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2023		1,045,000	1,106,394

Offshore Group Investment, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)		5,035,000	5,563,675

PDC Energy, Inc. company guaranty sr. unsec. notes 12s, 2018		1,465,000	1,596,850

Peabody Energy Corp. company guaranty sr. unsec.
notes 7 3/8s, 2016		6,000,000	6,795,000

Diversified Income Trust	43

CORPORATE BONDS AND NOTES (39.1%)* cont.	Principal amount	Value

Energy cont.
Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	$208,000	$212,680

Pemex Project Funding Master Trust company guaranty unsec.
unsub. notes 6 5/8s, 2038 (Mexico)	6,500,000	8,157,500

Pertamina Persero PT 144A sr. unsec. notes 4 7/8s, 2022
(Indonesia)	720,000	774,900

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020
(Canada)	3,270,000	3,400,800

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014	1,350,000	1,468,125

Petroleos de Venezuela SA company guaranty sr. unsec.
notes 5 1/4s, 2017 (Venezuela)	26,185,000	20,763,658

Petroleos de Venezuela SA company guaranty sr. unsec.
unsub. notes 5 3/8s, 2027 (Venezuela)	3,000,000	1,853,550

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016
(Venezuela)	5,000,000	3,946,500

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014
(Venezuela)	23,250,000	21,011,490

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s, 2015
(Venezuela)	17,010,000	14,391,991

Petroleos de Venezuela SA 144A company
guaranty sr. notes 8 1/2s, 2017 (Venezuela)	13,895,000	12,574,975

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8s, 2013 (Venezuela)	6,425,000	6,444,275

Petroleos Mexicanos company guaranty sr. unsec.
notes 6 1/2s, 2041 (Mexico)	1,000,000	1,246,500

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec.
notes 9 3/4s, 2019 (Trinidad)	765,000	983,025

Quicksilver Resources, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2015	500,000	476,250

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	1,710,000	1,727,100

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	1,640,000	1,804,000

Range Resources Corp. company guaranty sr. unsec.
sub. notes 5s, 2022	790,000	833,450

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	3,321,000	3,669,705

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	2,885,000	3,115,800

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	3,925,000	4,042,750

SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2021	68,000	70,040

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	6,298,000	6,612,900

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	1,105,000	1,165,775

SM Energy Co. 144A sr. notes 6 1/2s, 2023	315,000	331,538

Suburban Propane Partners LP/Suburban Energy Finance Corp.
144A sr. unsec. notes 7 3/8s, 2021	2,379,000	2,539,583

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	875,000	905,625

Unit Corp. 144A company guaranty sr. sub. notes 6 5/8s, 2021	1,040,000	1,073,800

44	Diversified Income Trust

CORPORATE BONDS AND NOTES (39.1%)* cont.	Principal amount		Value

Energy cont.
Williams Cos., Inc. (The) notes 7 3/4s, 2031		$522,000	$667,694

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021		690,000	904,682

			259,348,964
Financials (5.9%)
ACE Cash Express, Inc. 144A sr. notes 11s, 2019		1,231,000	1,157,140

Air Lease Corp. 144A sr. notes 5 5/8s, 2017		1,690,000	1,728,025

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017		1,815,000	1,963,077

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015		4,595,000	5,088,963

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		7,290,000	8,365,275

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2.618s, 2014		168,000	165,902

Ally Financial, Inc. unsec. sub. notes 8s, 2018		1,333,000	1,499,625

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2068		3,027,000	3,704,291

Banco do Brasil SA 144A sr. unsec. notes 9 3/4s, 2017
(Brazil)	BRL	1,745,000	985,584

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2023
(Brazil)		$1,200,000	1,296,000

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037		1,958,000	1,967,790

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020		1,235,000	1,349,238

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017		951,000	1,065,120

CIT Group, Inc. sr. unsec. notes 5s, 2022		1,610,000	1,675,052

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		1,350,000	1,461,375

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2017		1,080,000	1,152,900

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		2,885,000	3,274,475

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		1,710,000	1,851,075

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018		1,137,000	1,327,448

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019		2,420,000	2,359,500

Dresdner Funding Trust I jr. unsec. sub. notes 8.151s, 2031		3,250,000	2,929,063

Dresdner Funding Trust I 144A bonds 8.151s, 2031		3,659,000	3,297,674

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017		2,335,000	2,653,144

HBOS Capital Funding LP 144A bank guaranty jr. unsec.
sub. FRB 6.071s, perpetual maturity (Jersey)		2,541,000	1,962,923

HSBC Capital Funding LP/Jersey bank guaranty jr. unsec.
sub. bonds FRB 5.13s, perpetual maturity (Jersey)	EUR	1,092,000	1,338,415

Hub International Ltd. 144A company
guaranty sr. notes 8 1/8s, 2018		$630,000	642,600

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018		4,000,000	4,290,000

Industry & Construction Bank St. Petersburg OJSC Via Or-ICB
unsec. sub. notes FRN 5.01s, 2015 (Russia)		1,695,000	1,689,542

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		345,000	371,738

International Lease Finance Corp. sr. unsec.
unsub. notes 5 7/8s, 2022		1,895,000	1,956,588

Diversified Income Trust	45

CORPORATE BONDS AND NOTES (39.1%)* cont.	Principal amount		Value

Financials cont.
International Lease Finance Corp. sr. unsec.
unsub. notes 4 7/8s, 2015		$775,000	$802,125

JPMorgan Chase & Co. 144A sr. unsec. notes FRN 6.46s, 2017		2,500,000	3,173,250

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097		2,775,000	2,872,083

MetLife Capital Trust X 144A jr. sub. FRB 9 1/4s, 2068		935,000	1,224,850

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		1,140,000	1,225,500

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)		1,029,000	1,149,908

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020		415,000	412,925

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017		955,000	947,838

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		1,085,000	1,245,038

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		1,240,000	1,328,350

RBS Capital Trust III bank guaranty jr. unsec.
sub. notes 5.512s, perpetual maturity (United Kingdom)		3,375,000	2,109,375

Royal Bank of Scotland Group PLC jr. sub. notes FRN
Ser. MTN, 7.64s, 2049 (United Kingdom)		3,300,000	2,772,290

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
sub. notes FRN 6s, 2021 (Russia)		6,000,000	6,111,839

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Luxembourg)		2,100,000	2,307,347

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Luxembourg)		5,200,000	5,460,000

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017		6,000,000	5,100,000

State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)		1,665,000	1,730,684

UBS AG/Jersey Branch jr. unsec. sub. notes FRN Ser. EMTN,
7.152s, perpetual maturity (Jersey)	EUR	2,000,000	2,593,976

UBS AG/Jersey Branch jr. unsec. sub. FRB 4.28s, perpetual
maturity (Jersey)	EUR	976,000	1,123,997

Ukreximbank Via Biz Finance PLC sr. unsec.
unsub. bonds 8 3/8s, 2015 (United Kingdom)		$3,400,000	3,277,430

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)		4,600,000	5,405,414

VTB Bank OJSC 144A jr. sub. notes FRN 9 1/2s, 2049 (Russia)		1,600,000	1,594,824

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035
(Russia)		4,335,000	4,607,672

VTB Bank OJSC Via VTB Capital SA 144A bank
guaranty sr. unsec. notes 6.551s, 2020 (Russia)		5,000,000	5,281,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)		34,791,000	37,445,556

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 1/4s, 2035 (Russia)		28,831,000	30,644,470

			196,517,783
Health care (2.2%)
Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		1,901,000	2,015,060

Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	819,000	1,096,217

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020		$2,085,000	2,160,581

46	Diversified Income Trust

CORPORATE BONDS AND NOTES (39.1%)* cont.	Principal amount		Value

Health care cont.
Capella Healthcare, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2017		$1,610,000	$1,716,663

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	3,075,000	4,435,116

CDRT Holding Corp. 144A sr. unsec. notes 9 1/4s, 2017 ‡‡		$1,925,000	1,857,625

CHS/Community Health Systems, Inc. company
guaranty sr. notes 5 1/8s, 2018		1,505,000	1,561,438

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 8s, 2019		2,246,000	2,464,985

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 7 1/8s, 2020		1,040,000	1,107,600

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	865,000	1,199,171

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$6,000,000	6,510,000

Emergency Medical Services Corp. company
guaranty sr. unsec. notes 8 1/8s, 2019		2,594,000	2,749,640

Endo Health Solutions, Inc. company guaranty sr. unsec.
notes 7s, 2019		1,880,000	2,025,700

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		1,675,000	1,783,875

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		2,160,000	2,489,400

Grifols, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018		3,523,000	3,892,915

HCA, Inc. company guaranty sr. notes 7 7/8s, 2020		1,500,000	1,685,625

HCA, Inc. sr. notes 6 1/2s, 2020		5,523,000	6,130,530

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		741,000	837,330

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		3,240,000	3,385,800

Hologic, Inc. 144A company guaranty sr. unsec.
notes 6 1/4s, 2020		455,000	482,300

IASIS Healthcare, LLC/IASIS Capital Corp. company
guaranty sr. unsec. notes 8 3/8s, 2019		2,795,000	2,669,225

Kinetics Concept/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019		1,985,000	1,865,900

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		1,635,000	1,806,675

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R		1,266,000	1,398,930

Sky Growth Acquisition Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2020		480,000	482,400

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		1,505,000	1,550,150

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015		834,910	839,085

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019		2,400,000	2,580,000

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018		1,683,000	1,943,865

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018		2,265,000	2,491,500

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		2,627,000	2,968,510

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020		350,000	368,375

Diversified Income Trust	47

CORPORATE BONDS AND NOTES (39.1%)* cont.	Principal amount		Value

Health care cont.
Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 7/8s, 2018		$900,000	$947,250

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017		350,000	372,750

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016		238,000	166,600

VPI Escrow Corp. 144A sr. unsec. notes 6 3/8s, 2020 (Canada)		290,000	295,800

			74,334,586
Technology (1.8%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020		3,373,000	3,423,595

Advanced Micro Devices, Inc. 144A sr. unsec. notes 7 1/2s, 2022		290,000	279,850

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015		1,786,000	1,585,075

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019		2,414,000	2,245,020

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡		1,453,000	1,445,735

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		3,905,000	3,846,425

Epicor Software Corp. company guaranty sr. unsec.
notes 8 5/8s, 2019		1,024,000	1,080,320

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2020		1,239,000	1,384,583

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017		831,000	909,945

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021		4,394,000	4,553,283

First Data Corp. company guaranty sr. unsec. notes
10.55s, 2015		2,995,000	3,066,131

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016		502,000	486,940

First Data Corp. 144A company guaranty notes 8 1/4s, 2021		1,255,000	1,251,863

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020		820,000	893,800

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019		1,245,000	1,283,906

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020		1,977,000	2,140,103

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018		4,480,000	4,928,000

Infor (US), Inc. 144A sr. notes 9 3/8s, 2019		555,000	616,050

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020		2,300,000	2,443,750

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021		4,150,000	4,596,125

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)		3,473,000	3,993,950

Seagate HDD Cayman company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018 (Cayman Islands)		1,985,000	2,193,425

SunGard Data Systems, Inc. company guaranty sr. unsec.
sub. notes 10 1/4s, 2015		4,159,000	4,262,975

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020		2,062,000	2,237,270

Syniverse Holdings, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2019		3,115,000	3,348,625

Techem Energy Metering Service GmbH 144A
sr. sub. bonds 7 7/8s, 2020 (Germany)	EUR	1,550,000	2,077,715

			60,574,459

48	Diversified Income Trust

CORPORATE BONDS AND NOTES (39.1%)* cont.	Principal amount		Value

Transportation (0.5%)
Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s,
2018 (Luxembourg)	CHF	6,917,000	$7,759,102

Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018
(Luxembourg)		$745,000	782,250

Air Medical Group Holdings, Inc. company
guaranty sr. notes 9 1/4s, 2018		3,325,000	3,649,188

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018		2,470,000	2,673,775

Western Express, Inc. 144A sr. notes 12 1/2s, 2015		1,246,000	834,820

			15,699,135
Utilities and power (2.3%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		5,000,000	5,775,000

AES Corp. (The) sr. unsec. unsub. notes 7 3/8s, 2021		1,960,000	2,234,400

Calpine Corp. 144A sr. notes 7 1/4s, 2017		6,892,000	7,357,210

Cenrais Electricas Brasileiras SA 144A sr. unsec.
unsub. notes 6 7/8s, 2019 (Brazil)		500,000	595,900

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)		2,495,000	2,921,967

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		654,000	340,080

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		1,055,000	580,250

Edison Mission Energy sr. unsec. notes 7.2s, 2019		605,000	311,575

Edison Mission Energy sr. unsec. notes 7s, 2017		90,000	46,575

El Paso Corp. sr. unsec. notes 7s, 2017		4,910,000	5,634,254

El Paso Natural Gas Co. debs. 8 5/8s, 2022		2,976,000	4,010,333

Energy Future Holdings Corp. company
guaranty sr. notes 10s, 2020		7,000,000	7,717,500

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020		6,590,000	7,413,750

Energy Transfer Equity LP company guaranty sr. unsec.
notes 7 1/2s, 2020		4,506,000	5,114,310

EP Energy, LLC/EP Energy Finance, Inc. 144A
sr. notes 6 7/8s, 2019		765,000	818,550

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. unsec.
notes 9 3/8s, 2020		2,650,000	2,888,500

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A
company guaranty sr. unsec. notes 7 3/4s, 2022		485,000	494,700

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020		3,271,000	3,630,810

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018		530,000	601,550

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016		490,000	545,125

Majapahit Holding BV 144A company guaranty sr. unsec.
notes 8s, 2019 (Indonesia)		2,575,000	3,250,938

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019		760,000	866,400

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021		6,000,000	6,525,000

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020		1,370,000	1,583,114

Regency Energy Partners company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023		1,140,000	1,148,550

Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs.
7s, 2028		520,000	694,747

Diversified Income Trust	49

CORPORATE BONDS AND NOTES (39.1%)* cont.	Principal amount		Value

Utilities and power cont.
Texas Competitive/Texas Competitive Electric Holdings Co.,
LLC 144A company guaranty sr. notes 11 1/2s, 2020		$1,440,000	$1,126,800

Vattenfall AB jr. unsec. sub. bonds FRB 5 1/4s, perpetual
maturity (Sweden)	EUR	819,000	1,103,342

			75,331,230

Total corporate bonds and notes (cost $1,249,053,071)			$1,299,639,693

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (7.4%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017		$19,425,000	$16,511,250

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		3,495,000	3,477,525

Argentina (Republic of) sr. unsec. bonds FRB 0.739s, 2013		10,393,000	1,267,946

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		93,923,000	85,704,738

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY,
8.28s, 2033		5,388,691	4,243,594

Brazil (Federal Republic of) unsec. notes 10s, 2017		7,250	3,783,808

Brazil (Federal Republic of) unsub. notes 10s, 2014		20,095	10,398,926

Export-Import Bank of Korea 144A sr. unsec.
unsub. notes 5.1s, 2013 (India)	INR	286,400,000	5,260,974

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017		$4,340,000	5,083,659

Indonesia (Republic of) 144A notes 5 1/4s, 2042		1,875,000	2,135,156

Indonesia (Republic of) 144A sr. unsec. notes 11 5/8s, 2019		2,560,000	3,899,571

Indonesia (Republic of) 144A sr. unsec. notes 4 7/8s, 2021		450,000	515,250

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 3/4s, 2014		1,310,000	1,403,233

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 5/8s, 2037		3,255,000	4,283,189

International Bank for Reconstruction & Development
sr. disc. unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014	RUB	123,450,000	3,846,361

Iraq (Republic of) 144A bonds 5.8s, 2028		$2,905,000	2,684,220

Ireland (Republic of) unsec. bonds 5 1/2s, 2017	EUR	4,199,000	5,817,669

Portugal (Republic of) sr. unsec. bonds 4.35s, 2017	EUR	4,199,000	4,782,137

Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s, 2030		$823,394	1,026,946

Spain (Kingdom of) sr. unsec. bonds 5 1/2s, 2017	EUR	4,199,000	5,522,027

Sri Lanka (Republic of) 144A notes 7.4s, 2015		$1,300,000	1,419,431

Turkey (Republic of) sr. unsec. bonds 5 5/8s, 2021		6,800,000	7,735,272

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017		5,015,000	6,025,523

Turkey (Republic of) unsec. notes 6 3/4s, 2040		5,080,000	6,417,158

Ukraine (Government of) Financing of Infrastructural
Projects State Enterprise 144A govt.
guaranty notes 8 3/8s, 2017		2,700,000	2,484,000

Ukraine (Government of) 144A bonds 7 3/4s, 2020		7,125,000	7,044,559

Ukraine (Government of) 144A notes 9 1/4s, 2017		3,330,000	3,490,265

Ukraine (Government of) 144A sr. unsec. bonds 7.95s, 2014		5,200,000	5,212,764

Ukraine (Government of) 144A sr. unsec. notes 7.95s, 2021		7,290,000	7,269,078

Ukraine (Government of) 144A sr. unsec. unsub. notes
7.65s, 2013		14,610,000	14,704,965

Venezuela (Republic of) sr. unsec. bonds 7s, 2038		2,900,000	2,067,903

50	Diversified Income Trust

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (7.4%)* cont.	Principal amount	Value

Venezuela (Republic of) unsec. notes 10 3/4s, 2013	$4,150,000	$4,275,164

Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018	4,935,000	5,275,910

Total foreign government and agency bonds and notes (cost $243,685,082)		$245,070,171

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (7.2%)*	strike price	amount	Value

Option on an interest rate swap with Bank
of America, N.A. for the right to receive
a fixed rate of 2.085% versus the
three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.085	$34,889,000	$1,223,906

Option on an interest rate swap
with Barclay’s Bank, PLC for the right
to pay a fixed rate of 1.75% versus the
three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.75	14,934,000	204,297

Option on an interest rate swap
with Barclay’s Bank, PLC for the right
to receive a fixed rate of 1.75% versus
the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.75	14,934,000	179,805

Option on an interest rate swap
with Citibank, N.A. for the right to pay
a fixed rate of 4.74% versus the three
month USD-LIBOR-BBA
maturing July 2026. E	Jul-16/4.74	153,900,511	2,806,222

Option on an interest rate swap
with Citibank, N.A. for the right
to receive a fixed rate of 4.74% versus
the three month USD-LIBOR-BBA
maturing July 2026. E	Jul-16/4.74	153,900,511	27,951,718

Option on an interest rate swap with Credit
Suisse International for the right to pay
a fixed rate of 1.75% versus the three
month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.75	1,000,000	13,680

Option on an interest rate swap with
Credit Suisse International for the right
to pay a fixed rate of 4.28% versus the
three month USD-LIBOR-BBA
maturing August 2026. E	Aug-16/4.28	20,642,000	499,495

Option on an interest rate swap with
Credit Suisse International for the right
to pay a fixed rate of 4.67% versus the
three month USD-LIBOR-BBA
maturing July 2026. E	Jul-16/4.67	256,698,000	4,931,682

Option on an interest rate swap with
Credit Suisse International for the right
to receive a fixed rate of 1.75% versus
the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.75	1,000,000	12,040

Diversified Income Trust	51

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (7.2%)* cont.	strike price	amount	Value

Option on an interest rate swap with
Credit Suisse International for the right
to receive a fixed rate of 2.193% versus
the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.193	$74,761,000	$3,382,188

Option on an interest rate swap with
Credit Suisse International for the right
to receive a fixed rate of 4.28% versus
the three month USD-LIBOR-BBA
maturing August 2026. E	Aug-16/4.28	20,642,000	3,052,952

Option on an interest rate swap with
Credit Suisse International for the right
to receive a fixed rate of 4.67% versus
the three month USD-LIBOR-BBA
maturing July 2026. E	Jul-16/4.67	256,698,000	45,332,866

Option on an interest rate swap
with Deutsche Bank AG for the right
to receive a fixed rate of 2.1125%
versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.1125	34,889,000	1,262,633

Option on an interest rate swap
with Deutsche Bank AG for the right
to receive a fixed rate of 2.13375%
versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.13375	34,889,000	1,316,013

Option on an interest rate swap
with Deutsche Bank AG for the right
to receive a fixed rate of 2.2475%
versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.2475	64,593,000	3,114,674

Option on an interest rate swap
with Deutsche Bank AG for the right
to receive a fixed rate of 2.225% versus
the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.225	64,593,000	3,087,545

Option on an interest rate swap
with Deutsche Bank AG for the right
to receive a fixed rate of 2.27% versus
the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.27	64,593,000	3,167,641

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 2.28% versus
the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.28	9,170,000	92

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 2.305% versus
the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.305	9,170,000	4,127

52	Diversified Income Trust

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (7.2%)* cont.	strike price	amount	Value

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 2.325% versus
the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.325	$9,170,000	$14,122

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 2.8825%
versus the three month USD-LIBOR-BBA
maturing December 2042.	Dec-12/2.8825	28,574,000	362,890

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 4.17% versus
the three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	110,751,000	1,236,313

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 4.705% versus
the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	237,217,000	1,807,119

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 4.72% versus
the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.72	252,259,000	1,931,043

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 1.82%
versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/1.82	28,756,000	394,532

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 1.835%
versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/1.835	28,756,000	438,529

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 1.845%
versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.845	28,756,000	479,075

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 1.855%
versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.855	28,756,000	516,170

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 1.8625%
versus the three month USD-LIBOR-BBA
maturing January 2023.	Jan-13/1.8625	28,756,000	539,175

Diversified Income Trust	53

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (7.2%)* cont.	strike price	amount	Value

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.28	$9,170,000	$485,735

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.305%
versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.305	9,170,000	487,661

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.3175%
versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.3175	64,593,000	3,649,505

Option on an interest rate swap with
Goldman Sachs International fo r the
right to receive a fixed rate of 2.325%
versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.325	9,170,000	493,805

Option on an interest rate swap with
Goldman Sachs International for
the right to receive a fixed rate
of 2.34375% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/2.34375	64,593,000	3,683,093

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.3675%
versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.3675	64,593,000	3,719,911

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.8825%
versus the three month USD-LIBOR-BBA
maturing December 2042.	Dec-12/2.8825	28,574,000	1,906,172

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	110,751,000	10,657,015

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	237,217,000	28,897,301

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.72	252,259,000	30,811,670

54	Diversified Income Trust

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (7.2%)* cont.	strike price	amount	Value

Option on an interest rate swap with
JPMorgan Chase Bank NA for the right
to pay a fixed rate of 4.17% versus the
three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	$110,751,000	$1,236,313

Option on an interest rate swap with
JPMorgan Chase Bank NA for the right
to pay a fixed rate of 4.705% versus the
three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	237,217,000	1,807,119

Option on an interest rate swap with
JPMorgan Chase Bank NA for the right
to pay a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA
maturing May 2021. E	May-16/5.11	219,811,000	1,429,431

Option on an interest rate swap with
JPMorgan Chase Bank NA for the right
to receive a fixed rate of 4.17% versus
the three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	110,751,000	10,657,015

Option on an interest rate swap with
JPMorgan Chase Bank NA for the right
to receive a fixed rate of 4.705% versus
the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	237,217,000	28,897,301

Total purchased options outstanding (cost $234,499,273)			$238,081,591

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (4.8%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.7%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, November 20, 2038	$1,073,053	$1,215,484
3s, TBA, November 1, 2042	16,000,000	17,095,626
3s, TBA, October 1, 2042	36,000,000	38,565,000

		56,876,110
U.S. Government Agency Mortgage Obligations (3.1%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3s, TBA, October 1, 2042	17,000,000	17,921,720

Federal National Mortgage Association
Pass-Through Certificates
3s, TBA, November 1, 2042	9,000,000	9,476,015
3s, TBA, October 1, 2042	72,000,000	75,999,377

		103,397,112

Total U.S. government and agency mortgage obligations (cost $156,523,337)		$160,273,222

SENIOR LOANS (1.6%)* [c]	Principal amount	Value

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	$1,638,542	$1,638,542

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B1, 5 1/2s, 2017	772,345	780,482

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, 5.467s, 2018	7,079,181	6,421,830

Diversified Income Trust	55

SENIOR LOANS (1.6%)* [c] cont.	Principal amount	Value

Charter Communications Operating, LLC bank term loan FRN
Ser. C, 3.49s, 2016	$1,302,940	$1,302,940

Chesapeake Energy Corp. bank term loan FRN 8 1/2s, 2017	1,580,000	1,583,950

Claire’s Stores, Inc. bank term loan FRN 3.056s, 2014	1	1

Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 3.882s, 2016	4,921,601	4,014,949

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	1,442,933	1,438,724

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	2,239,588	2,246,121

First Data Corp. bank term loan FRN 5.217s, 2017	61,131	59,909

First Data Corp. bank term loan FRN 4.217s, 2018	574,435	547,867

Frac Tech International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016	2,031,182	1,948,032

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.24s, 2014 ‡‡	402,187	383,284

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.24s, 2014 ‡‡	228,934	218,174

Goodman Global, Inc. bank term loan FRN 9s, 2017	1,602,364	1,614,381

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	222,762	222,921

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2017	506,705	511,139

Intelsat SA bank term loan FRN 3.221s, 2014 (Luxembourg)	1,987,780	1,969,393

Landry’s, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017	2,259,338	2,287,579

Momentive Performance Materials, Inc. bank term loan FRN
Ser. B1, 3 3/4s, 2015	752,145	723,940

Motor City bank term loan FRN 6s, 2017	3,161,438	3,181,197

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017	1,542,570	1,544,498

National Bedding Company, LLC bank term loan FRN Ser. B,
4s, 2013	225,888	225,464

Navistar, Inc. bank term loan FRN Ser. B, 7s, 2017	710,000	719,763

Neiman Marcus Group, Inc. (The) bank term loan FRN
4 3/4s, 2018	2,362,808	2,372,743

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	1,250,950	1,240,004

Quintiles Transnational Corp. bank term loan FRN 7 1/2s, 2017 ‡‡	610,000	614,575

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014	61,500	36,724

Realogy Corp. bank term loan FRN Ser. B, 4.478s, 2016	1,674,366	1,650,995

Revlon Consumer Products Corp. bank term loan FRN
4 3/4s, 2017	2,583,880	2,590,742

Rite Aid Corp. bank term loan FRN Ser. B, 1.98s, 2014	409,016	404,874

Servicemaster Co. bank term loan FRN 4.48s, 2017	583,642	585,466

Springleaf Financial bank term loan FRN Ser. B, 5 1/2s, 2017	2,505,000	2,450,516

SRAM Corp. bank term loan FRN 8 1/2s, 2018	885,000	898,275

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.757s, 2017	4,000,000	2,745,624

Thomson Learning bank term loan FRN Ser. B, 2 1/2s, 2014	1,943,123	1,842,190

West Corp. bank term loan FRN Ser. B5, 5 1/2s, 2016	163,504	164,526

Total senior loans (cost $54,371,536)		$53,182,334

ASSET-BACKED SECURITIES (0.5%)*	Principal amount	Value

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.092s, 2034	$265,627	$92,709

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038	4,015,277	164,626

56	Diversified Income Trust

ASSET-BACKED SECURITIES (0.5%)* cont.	Principal amount		Value

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2.217s, 2037
(Cayman Islands)		$614,000	$537,250

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 3.01s, 2043	EUR	7,263,000	7,895,985
FRB Ser. 03-2, Class 3C, 3.333s, 2043	GBP	2,706,624	3,697,573

Green Tree Financial Corp. Ser. 95-F, Class B2, 7.1s, 2021		$62,168	60,884

Green Tree Home Improvement Loan Trust Ser. 95-D, Class B2,
7.45s, 2025		62,579	56,264

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB
Ser. 05-2A, Class E, 2.217s, 2030 (Cayman Islands)		2,622,218	1,311,109

Morgan Stanley Capital, Inc. FRB Ser. 04-HE8, Class B3,
3.417s, 2034		330,746	116,717

N-Star Real Estate CDO, Ltd. 144A FRB Ser. 1A, Class C1A,
3.427s, 2038		2,016,779	1,573,088

Neon Capital, Ltd. 144A limited recourse notes Ser. 97,
1.105s, 2013 (Cayman Islands) F g		2,649,208	299,840

Structured Asset Securities Corp. 144A Ser. 98-RF3,
Class A, IO, 6.1s, 2028		738,144	114,412

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038		4,188,511	418,851

Total asset-backed securities (cost $15,646,734)			$16,339,308

CONVERTIBLE BONDS AND NOTES (0.2%)*	Principal amount		Value

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016		$1,064,000	$1,473,640

Meritor, Inc. cv. company guaranty sr. unsec.
notes stepped-coupon 4 5/8s (zero %, 3/1/16) 2026 ††		2,883,000	2,578,483

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014		710,000	629,681

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014		1,045,000	1,092,678

Total convertible bonds and notes (cost $5,962,933)			$5,774,482

SHORT-TERM INVESTMENTS (5.2%)*	Principal amount/shares		Value

SSgA Prime Money Market Fund 0.14% P		6,780,658	$6,780,658

U.S. Treasury Bills with an effective yield of 0.100%,
October 18, 2012 ##		$701,000	700,967

U.S. Treasury Bills with effective yields ranging from
0.151% to 0.169%, July 25, 2013 # ##		108,941,000	108,801,882

U.S. Treasury Bills with effective yields ranging from
0.090% to 0.105%, November 15, 2012 # ##		55,281,000	55,274,015

Total short-term investments (cost $171,549,028)			$171,557,522

TOTAL INVESTMENTS

Total investments (cost $3,564,681,179)			$3,689,730,048

Diversified Income Trust	57

Key to holding’s currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
RUB	Russian Ruble
SEK	Swedish Krona
USD / $	United States Dollar

Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
JSC	Joint Stock Company
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $3,321,207,627.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

E Extended settlement date on premium.

58	Diversified Income Trust

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

g The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $658,268,169 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	81.6%	Netherlands	0.9%

Russia	3.1	Germany	0.8

Argentina	3.0	Turkey	0.5

Venezuela	2.5	Canada	0.5

Luxembourg	1.5	Brazil	0.5

Ukraine	1.2	Other	3.0

United Kingdom	0.9	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $1,946,694,057)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Brazilian Real	Buy	10/17/12	$509,945	$504,530	$5,415

	Brazilian Real	Sell	10/17/12	509,945	510,008	63

	Swiss Franc	Buy	10/17/12	7,953,684	7,820,058	133,626

Barclays Bank PLC

	Australian Dollar	Buy	10/17/12	17,429,949	16,864,543	565,406

	Brazilian Real	Sell	10/17/12	5,137,213	5,160,406	23,193

	British Pound	Sell	10/17/12	18,358,474	17,995,475	(362,999)

	Canadian Dollar	Buy	10/17/12	27,129,324	27,184,915	(55,591)

	Canadian Dollar	Sell	10/17/12	27,119,664	27,238,588	118,924

	Chilean Peso	Sell	10/17/12	2,359,489	2,445,209	85,720

	Czech Koruna	Buy	10/17/12	15,186,353	15,434,264	(247,911)

	Czech Koruna	Sell	10/17/12	15,186,353	15,142,200	(44,153)

	Euro	Sell	10/17/12	25,019,350	23,365,359	(1,653,991)

	Hungarian Forint	Buy	10/17/12	17,777	17,326	451

	Hungarian Forint	Sell	10/17/12	17,777	17,993	216

	Japanese Yen	Sell	10/17/12	9,871,141	9,839,237	(31,904)

	Malaysian Ringgit	Buy	10/17/12	237,292	288,971	(51,679)

Diversified Income Trust	59

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $1,946,694,057) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Mexican Peso	Buy	10/17/12	$1,924,606	$1,985,403	$(60,797)

	New Zealand Dollar	Sell	10/17/12	6,330,487	6,050,356	(280,131)

	Norwegian Krone	Sell	10/17/12	7,461,349	7,601,382	140,033

	Polish Zloty	Buy	10/17/12	2,047,584	2,649,073	(601,489)

	Singapore Dollar	Sell	10/17/12	5,548,783	5,417,853	(130,930)

	South African Rand	Sell	10/17/12	2,604,205	2,616,023	11,818

	South Korean Won	Buy	10/17/12	2,748,988	2,623,130	125,858

	Swedish Krona	Buy	10/17/12	1,359,546	1,326,974	32,572

	Swiss Franc	Buy	10/17/12	11,202,310	11,213,850	(11,540)

	Swiss Franc	Sell	10/17/12	11,202,310	11,021,413	(180,897)

	Taiwan Dollar	Buy	10/17/12	15,861,299	15,781,289	80,010

	Taiwan Dollar	Sell	10/17/12	15,861,299	15,618,506	(242,793)

	Turkish Lira	Buy	10/17/12	5,074,262	5,050,562	23,700

Citibank, N.A.

	Australian Dollar	Buy	10/17/12	7,267,037	7,031,624	235,413

	Brazilian Real	Sell	10/17/12	5,569,864	5,576,477	6,613

	British Pound	Sell	10/17/12	17,258,199	16,979,696	(278,503)

	Canadian Dollar	Buy	10/17/12	21,703,215	21,766,516	(63,301)

	Canadian Dollar	Sell	10/17/12	21,703,215	21,801,440	98,225

	Czech Koruna	Buy	10/17/12	12,759,466	12,916,752	(157,286)

	Czech Koruna	Sell	10/17/12	12,759,466	12,707,800	(51,666)

	Euro	Sell	10/17/12	47,593,150	46,697,542	(895,608)

	Mexican Peso	Buy	10/17/12	1,544,152	1,546,563	(2,411)

	Mexican Peso	Sell	10/17/12	1,544,152	1,514,022	(30,130)

	Singapore Dollar	Sell	10/17/12	313,146	172,618	(140,528)

	South Korean Won	Buy	10/17/12	2,108,410	1,993,508	114,902

	Taiwan Dollar	Sell	10/17/12	4,840,242	4,688,392	(151,850)

	Turkish Lira	Buy	10/17/12	10,815,195	10,663,359	151,836

Credit Suisse AG

	Australian Dollar	Buy	10/17/12	10,143,849	9,586,714	557,135

	Brazilian Real	Sell	10/17/12	6,089,164	6,117,695	28,531

	British Pound	Buy	10/17/12	31,710,811	31,639,319	71,492

	British Pound	Sell	10/17/12	31,710,811	31,570,540	(140,271)

	Canadian Dollar	Buy	10/17/12	46,256,658	46,423,824	(167,166)

	Canadian Dollar	Sell	10/17/12	46,277,910	46,411,766	133,856

	Chilean Peso	Sell	10/17/12	1,247,937	1,296,480	48,543

	Czech Koruna	Buy	10/17/12	17,901,170	18,171,036	(269,866)

	Czech Koruna	Sell	10/17/12	17,901,170	17,925,465	24,295

	Euro	Sell	10/17/12	22,098,775	20,990,362	(1,108,413)

	Hungarian Forint	Buy	10/17/12	5,207,589	5,154,030	53,559

	Hungarian Forint	Sell	10/17/12	5,207,589	5,080,036	(127,553)

	Japanese Yen	Buy	10/17/12	4,597,687	4,579,633	18,054

	Japanese Yen	Sell	10/17/12	4,597,687	4,613,081	15,394

	Malaysian Ringgit	Buy	10/17/12	3,950,508	3,871,601	78,907

60	Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $1,946,694,057) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	Malaysian Ringgit	Sell	10/17/12	$3,950,508	$3,939,482	$(11,026)

	Mexican Peso	Buy	10/17/12	5,462,552	5,511,149	(48,597)

	Mexican Peso	Sell	10/17/12	5,462,552	5,352,681	(109,871)

	New Zealand Dollar	Sell	10/17/12	7,872,951	7,595,801	(277,150)

	Norwegian Krone	Buy	10/17/12	9,169,968	8,710,695	459,273

	Philippines Peso	Buy	10/17/12	6,907,731	6,861,130	46,601

	Polish Zloty	Buy	10/17/12	5,036,691	5,203,747	(167,056)

	Singapore Dollar	Buy	10/17/12	12,412,565	12,368,717	43,848

	Singapore Dollar	Sell	10/17/12	12,412,565	12,241,929	(170,636)

	South African Rand	Sell	10/17/12	3,571,940	3,608,436	36,496

	South Korean Won	Buy	10/17/12	5,101,316	4,987,705	113,611

	South Korean Won	Sell	10/17/12	5,101,316	5,065,589	(35,727)

	Swedish Krona	Buy	10/17/12	38,044,326	37,930,246	114,080

	Swedish Krona	Sell	10/17/12	38,044,326	37,753,224	(291,102)

	Swiss Franc	Buy	10/17/12	3,008,157	2,960,714	47,443

	Swiss Franc	Sell	10/17/12	3,008,157	3,011,179	3,022

	Taiwan Dollar	Sell	10/17/12	3,959,920	3,822,124	(137,796)

	Turkish Lira	Buy	10/17/12	5,386,944	5,395,853	(8,909)

	Turkish Lira	Sell	10/17/12	5,386,944	5,390,453	3,509

Deutsche Bank AG

	Australian Dollar	Buy	10/17/12	5,221,007	4,744,368	476,639

	Brazilian Real	Sell	10/17/12	2,463,225	2,532,332	69,107

	British Pound	Buy	10/17/12	34,260,303	34,227,696	32,607

	British Pound	Sell	10/17/12	34,260,303	34,047,238	(213,065)

	Canadian Dollar	Sell	10/17/12	8,698,328	8,747,944	49,616

	Czech Koruna	Buy	10/17/12	10,325,125	10,581,595	(256,470)

	Czech Koruna	Sell	10/17/12	10,325,125	10,275,574	(49,551)

	Euro	Sell	10/17/12	26,664,970	25,797,145	(867,825)

	Japanese Yen	Buy	10/17/12	17,164,846	17,207,052	(42,206)

	Japanese Yen	Sell	10/17/12	17,164,846	17,157,522	(7,324)

	Mexican Peso	Buy	10/17/12	8,038,277	7,911,736	126,541

	Mexican Peso	Sell	10/17/12	8,038,277	7,873,906	(164,371)

	Norwegian Krone	Buy	10/17/12	8,681,975	8,481,500	200,475

	Polish Zloty	Buy	10/17/12	4,313,234	4,744,262	(431,028)

	Singapore Dollar	Sell	10/17/12	2,911,204	2,797,216	(113,988)

	South Korean Won	Buy	10/17/12	5,208,628	5,027,011	181,617

	Swedish Krona	Buy	10/17/12	9,782,949	9,519,898	263,051

	Swiss Franc	Buy	10/17/12	1,980,338	1,870,678	109,660

	Turkish Lira	Buy	10/17/12	5,371,788	5,221,744	150,044

Goldman Sachs International

	Czech Koruna	Buy	10/17/12	230,298	233,787	(3,489)

	Czech Koruna	Sell	10/17/12	230,298	229,247	(1,051)

	Euro	Buy	10/17/12	99,092	99,540	(448)

	Euro	Sell	10/17/12	99,092	97,006	(2,086)

Diversified Income Trust	61

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $1,946,694,057) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

	Japanese Yen	Buy	10/17/12	$1	$1	$—

	Japanese Yen	Sell	10/17/12	1	1	—

	Singapore Dollar	Sell	10/17/12	1,555,543	1,411,411	(144,132)

	South Korean Won	Buy	10/17/12	168,766	164,058	4,708

	Swedish Krona	Buy	10/17/12	78,001	77,366	635

	Swedish Krona	Sell	10/17/12	78,001	76,199	(1,802)

	Turkish Lira	Buy	10/17/12	2,322,689	2,285,845	36,844

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/17/12	8,183,980	8,032,995	150,985

	British Pound	Sell	10/17/12	8,299,106	8,369,376	70,270

	Canadian Dollar	Buy	10/17/12	16,937,550	17,015,415	(77,865)

	Canadian Dollar	Sell	10/17/12	16,937,550	16,984,545	46,995

	Czech Koruna	Buy	10/17/12	10,026,339	10,142,253	(115,914)

	Czech Koruna	Sell	10/17/12	10,026,339	10,007,912	(18,427)

	Euro	Sell	10/17/12	22,652,713	21,505,787	(1,146,926)

	Indian Rupee	Sell	10/17/12	4,717,866	4,077,499	(640,367)

	Japanese Yen	Sell	10/17/12	10,984,974	10,963,004	(21,970)

	Norwegian Krone	Buy	10/17/12	17,327,820	17,110,095	217,725

	Russian Ruble	Buy	10/17/12	5,089,748	5,200,114	(110,366)

	Singapore Dollar	Sell	10/17/12	287,560	147,240	(140,320)

	South Korean Won	Buy	10/17/12	2,175,494	2,098,964	76,530

	Turkish Lira	Buy	10/17/12	8,670,833	8,431,078	239,755

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	10/17/12	7,376,648	6,784,335	592,313

	Brazilian Real	Sell	10/17/12	3,079,856	3,111,143	31,287

	British Pound	Sell	10/17/12	5,065,075	4,891,794	(173,281)

	Canadian Dollar	Buy	10/17/12	17,643,141	17,720,844	(77,703)

	Canadian Dollar	Sell	10/17/12	17,643,141	17,795,356	152,215

	Chilean Peso	Sell	10/17/12	1,386,609	1,436,104	49,495

	Czech Koruna	Buy	10/17/12	15,186,364	15,433,884	(247,520)

	Czech Koruna	Sell	10/17/12	15,186,364	15,179,175	(7,189)

	Euro	Sell	10/17/12	14,184,920	13,154,748	(1,030,172)

	Hungarian Forint	Buy	10/17/12	5,207,588	5,094,534	113,054

	Hungarian Forint	Sell	10/17/12	5,207,588	5,080,592	(126,996)

	Japanese Yen	Buy	10/17/12	11,956,413	11,959,104	(2,691)

	Japanese Yen	Sell	10/17/12	11,956,413	11,931,089	(25,324)

	Mexican Peso	Buy	10/17/12	1,451,691	1,459,209	(7,518)

	Mexican Peso	Sell	10/17/12	1,451,691	1,424,333	(27,358)

	New Zealand Dollar	Sell	10/17/12	7,720,187	7,650,784	(69,403)

	Norwegian Krone	Buy	10/17/12	13,437,334	13,213,080	224,254

	Peruvian New Sol	Buy	10/17/12	10,042,434	10,040,261	2,173

	Peruvian New Sol	Sell	10/17/12	10,042,434	9,965,534	(76,900)

	Polish Zloty	Buy	10/17/12	2,263,157	2,530,333	(267,176)

	Russian Ruble	Buy	10/17/12	1,053,615	1,311,964	(258,349)

62	Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $1,946,694,057) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Singapore Dollar	Sell	10/17/12	$2,692,418	$2,559,445	$(132,973)

	South African Rand	Sell	10/17/12	973,298	944,834	(28,464)

	South Korean Won	Buy	10/17/12	2,753,925	2,624,775	129,150

	Swedish Krona	Buy	10/17/12	7,508,644	7,447,337	61,307

	Swedish Krona	Sell	10/17/12	7,508,644	7,338,003	(170,641)

	Swiss Franc	Buy	10/17/12	3,670,857	3,613,039	57,818

	Swiss Franc	Sell	10/17/12	3,670,857	3,674,349	3,492

	Taiwan Dollar	Sell	10/17/12	4,734,627	4,545,112	(189,515)

	Turkish Lira	Buy	10/17/12	2,611,388	2,489,196	122,192

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	10/17/12	3,698,788	3,660,654	38,134

	Australian Dollar	Sell	10/17/12	3,698,788	3,640,176	(58,612)

	Brazilian Real	Buy	10/17/12	19,988	19,811	177

	Brazilian Real	Sell	10/17/12	19,988	19,991	3

	Czech Koruna	Buy	10/17/12	139,236	141,348	(2,112)

	Czech Koruna	Sell	10/17/12	139,236	138,686	(550)

	Euro	Buy	10/17/12	120,298	119,155	1,143

	Euro	Sell	10/17/12	120,298	122,273	1,975

	Singapore Dollar	Buy	10/17/12	8,295,387	8,291,643	3,744

	Singapore Dollar	Sell	10/17/12	8,295,387	8,166,977	(128,410)

	South Korean Won	Buy	10/17/12	186,078	183,144	2,934

	South Korean Won	Sell	10/17/12	186,078	181,628	(4,450)

	Swiss Franc	Buy	10/17/12	12,698,625	12,488,024	210,601

	Taiwan Dollar	Buy	10/17/12	2,639,660	2,627,382	12,278

	Taiwan Dollar	Sell	10/17/12	2,639,660	2,591,306	(48,354)

	Turkish Lira	Buy	10/17/12	1,777,771	1,751,778	25,993

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/17/12	18,014,158	17,615,971	398,187

	Brazilian Real	Sell	10/17/12	1,933,292	1,960,395	27,103

	British Pound	Sell	10/17/12	7,392,542	7,242,747	(149,795)

	Canadian Dollar	Sell	10/17/12	11,700,778	11,737,461	36,683

	Chilean Peso	Buy	10/17/12	978,652	945,654	32,998

	Czech Koruna	Buy	10/17/12	10,013,309	10,284,956	(271,647)

	Czech Koruna	Sell	10/17/12	10,013,309	9,973,575	(39,734)

	Euro	Sell	10/17/12	17,830,370	17,330,711	(499,659)

	Hungarian Forint	Buy	10/17/12	6,353,409	6,197,074	156,335

	Hungarian Forint	Sell	10/17/12	6,353,409	6,239,973	(113,436)

	Japanese Yen	Sell	10/17/12	12,035,441	12,009,718	(25,723)

	Mexican Peso	Buy	10/17/12	4,457,029	4,504,304	(47,275)

	New Zealand Dollar	Sell	10/17/12	5,243,004	5,028,083	(214,921)

	Norwegian Krone	Buy	10/17/12	15,399,264	15,116,923	282,341

	Polish Zloty	Buy	10/17/12	1,623,448	2,078,648	(455,200)

	Singapore Dollar	Sell	10/17/12	3,489,420	3,391,939	(97,481)

	South African Rand	Sell	10/17/12	1,155,691	1,236,738	81,047

Diversified Income Trust	63

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $1,946,694,057) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	South Korean Won	Buy	10/17/12	$1,913,794	$1,781,489	$132,305

	Swedish Krona	Sell	10/17/12	16,280,542	15,812,283	(468,259)

	Taiwan Dollar	Sell	10/17/12	4,194,385	4,036,273	(158,112)

	Thai Baht	Buy	10/17/12	8,130,866	8,007,719	123,147

	Turkish Lira	Buy	10/17/12	4,198,784	4,011,716	187,068

UBS AG

	Australian Dollar	Buy	10/17/12	22,385,839	21,920,143	465,696

	British Pound	Sell	10/17/12	9,462,460	9,312,016	(150,444)

	Canadian Dollar	Sell	10/17/12	746,163	662,440	(83,723)

	Czech Koruna	Buy	10/17/12	15,433,464	15,640,840	(207,376)

	Czech Koruna	Sell	10/17/12	15,433,464	15,415,303	(18,161)

	Euro	Sell	10/17/12	16,009,186	15,640,893	(368,293)

	Hungarian Forint	Buy	10/17/12	5,064,432	4,938,832	125,600

	Hungarian Forint	Sell	10/17/12	5,064,432	5,099,256	34,824

	Indian Rupee	Buy	10/17/12	8,042,293	7,890,283	152,010

	Indian Rupee	Sell	10/17/12	8,133,949	7,659,478	(474,471)

	Japanese Yen	Sell	10/17/12	569,955	571,795	1,840

	Mexican Peso	Buy	10/17/12	6,148,610	6,155,001	(6,391)

	New Zealand Dollar	Sell	10/17/12	7,666,202	7,599,091	(67,111)

	Norwegian Krone	Sell	10/17/12	3,538,623	3,491,273	(47,350)

	Philippines Peso	Buy	10/17/12	8,192,500	8,140,847	51,653

	Russian Ruble	Buy	10/17/12	5,089,748	5,200,284	(110,536)

	Singapore Dollar	Sell	10/17/12	4,089,880	3,958,197	(131,683)

	South African Rand	Sell	10/17/12	1,671,758	1,812,528	140,770

	Swedish Krona	Buy	10/17/12	16,243,033	16,149,350	93,683

	Swedish Krona	Sell	10/17/12	16,243,033	16,174,438	(68,595)

	Swiss Franc	Sell	10/17/12	27,838,638	27,385,827	(452,811)

	Taiwan Dollar	Sell	10/17/12	825,326	611,457	(213,869)

	Thai Baht	Buy	10/17/12	8,130,866	8,006,823	124,043

	Turkish Lira	Buy	10/17/12	7,217,625	7,061,642	155,983

WestPac Banking Corp.

	Australian Dollar	Buy	10/17/12	11,320,971	11,100,247	220,724

	British Pound	Sell	10/17/12	8,299,050	8,314,975	15,925

	Canadian Dollar	Sell	10/17/12	1,842,836	1,777,207	(65,629)

	Euro	Sell	10/17/12	17,856,050	17,003,268	(852,782)

	Mexican Peso	Buy	10/17/12	10,294,613	10,196,771	97,842

	Mexican Peso	Sell	10/17/12	10,294,613	10,157,622	(136,991)

	Norwegian Krone	Buy	10/17/12	16,605,357	16,381,189	224,168

	Swedish Krona	Buy	10/17/12	12,959,230	12,661,329	297,901

Total						$(10,678,282)

64	Diversified Income Trust

FUTURES CONTRACTS OUTSTANDING at 9/30/12

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 3 yr (Short)	465	$53,305,560	Dec-12	$(288,626)

Australian Government Treasury
Bond 10 yr (Short)	20	2,632,509	Dec-12	(51,152)

Canadian Government Bond
10 yr (Long)	358	49,991,089	Dec-12	438,624

Euro-Bobl 5 yr (Short)	792	127,922,177	Dec-12	168,489

Euro-Bund 10 yr (Short)	1,507	274,547,521	Dec-12	896,252

Euro-Swiss Franc 3 Month (Short)	547	145,415,922	Dec-12	(2,118,129)

Japanese Government Bond
10 yr (Long)	25	46,191,056	Dec-12	147,072

Japanese Government Bond
10 yr Mini (Long)	32	5,914,505	Dec-12	20,728

U.K. Gilt 10 yr (Long)	3	584,331	Dec-12	(590)

U.S. Treasury Note 10 yr (Short)	46	6,140,281	Dec-12	(29,541)

Total				$(816,873)

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $214,559,020)
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	$41,851,085	Aug-16/4.35	$6,382,583

Option on an interest rate swap with Barclay’s Bank, PLC
for the obligation to pay a fixed rate of 4.39% versus the
three month USD-LIBOR-BBA maturing June 2021. E	123,579,123	Jun-16/4.39	13,714,193

Option on an interest rate swap with Barclay’s Bank, PLC
for the obligation to pay a fixed rate of 4.67% versus the
three month USD-LIBOR-BBA maturing July 2026. E	86,626,761	Jul-16/4.67	15,908,485

Option on an interest rate swap with Barclay’s Bank, PLC
for the obligation to pay a fixed rate of 4.68% versus the
three month USD-LIBOR-BBA maturing August 2026. E	94,140,511	Aug-16/4.68	17,356,215

Option on an interest rate swap with Barclay’s Bank, PLC
for the obligation to pay a fixed rate of 4.80% versus the
three month USD-LIBOR-BBA maturing July 2026. E	35,487,976	Jul-16/4.80	6,888,110

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	86,626,761	Jul-16/4.67	1,664,273

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	94,140,511	Aug-16/4.68	1,800,626

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	35,487,976	Jul-16/4.80	629,734

Diversified Income Trust	65

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $214,559,020) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	$123,579,123	Jun-16/4.89	$895,207

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.11% versus the
three month USD-LIBOR-BBA maturing May 2021. E	97,522,326	May-16/4.11	9,392,180

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 2021. E	125,585,277	Jun-16/4.12	12,126,138

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.705% versus the
three month USD-LIBOR-BBA maturing May 2021. E	377,999,419	May-16/4.705	46,047,133

Option on an interest rate swap with Citibank, N.A. for the
obligation to receive a fixed rate of 4.705% versus the three
month USD-LIBOR-BBA maturing May 2021. E	377,999,419	May-16/4.705	2,879,600

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA maturing May 2021. E	97,522,326	May-16/5.11	634,188

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 2021. E	125,585,277	Jun-16/5.12	821,077

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing May 2021. E	100,615,452	May-16/4.60	11,741,622

Option on an interest rate swap with Deutsche Bank AG for
the obligation to pay a fixed rate of 4.765% versus the three
month USD-LIBOR-BBA maturing May 2021. E	8,885,697	May-16/4.765	1,103,221

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing May 2021. E	100,615,452	May-16/4.60	825,550

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	8,885,697	May-16/4.765	66,572

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.75% versus the three month USD-LIBOR-BBA
maturing October 2022.	75,455,000	Oct-12/1.75	569,685

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 2026. E	42,739,547	Sep-16/3.49	4,045,597

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing May 2021. E	101,118,714	May-16/4.36	10,781,884

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.75% versus the three month USD-LIBOR-BBA
maturing October 2022.	75,455,000	Oct-12/1.75	347,848

66	Diversified Income Trust

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $214,559,020) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 2026. E	$42,739,547	Sep-16/3.49	$1,733,516

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing May 2021. E	101,118,714	May-16/4.86	735,436

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.575%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	122,794,492	Jun-16/4.575	14,179,325

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	89,044,022	Jul-16/4.74	16,172,353

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	49,952,737	Jul-16/4.79	9,250,398

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 2026. E	49,952,737	Jul-16/4.79	889,209

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 2026. E	89,044,022	Jul-16/4.74	1,623,629

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate of
4.575% versus the three month USD-LIBOR-BBA
maturing June 2021. E	122,794,492	Jun-16/4.575	1,029,141

Total			$212,234,728

E Extended settlement date on premium.

TBA SALE COMMITMENTS OUTSTANDING at 9/30/12 (proceeds receivable $156,373,632)
	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Company, 3s,
October 1, 2042	$17,000,000	10/11/12	$17,921,719

Federal National Mortgage Association, 3s,
November 1, 2042	9,000,000	11/14/12	9,476,015

Federal National Mortgage Association, 3s,
October 1, 2042	72,000,000	10/11/12	75,999,377

Government National Mortgage Association, 3s,
November 1, 2042	16,000,000	11/20/12	17,095,626

Government National Mortgage Association, 3s,
October 1, 2042	36,000,000	10/18/12	38,565,000

Total			$159,057,737

Diversified Income Trust	67

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
	$199,305,000	$—	5/14/14	0.58%	3 month USD-
					LIBOR-BBA	$(1,045,266)

	220,862,000	—	5/14/17	3 month USD-
				LIBOR-BBA	1.0925%	4,813,666

	306,682,000	—	5/14/14	3 month USD-
				LIBOR-BBA	0.577%	1,589,575

	295,858,000	—	5/14/17	1.1005%	3 month USD-
					LIBOR-BBA	(6,566,671)

	34,889,000	(712,608)	8/13/22	3 month USD-
				LIBOR-BBA	2.042%	519,922

	34,889,000	(771,047)	9/12/22	3 month USD-
				LIBOR-BBA	2.064%	460,395

	13,516,000	358,749	6/20/22	2.183%	3 month USD-
					LIBOR-BBA	(369,477)

CAD	28,405,000	—	6/13/14	1.285%	3 month CAD-
					BA-CDOR	12,792

CAD	48,444,000	—	6/13/17	1.5875%	3 month CAD-
					BA-CDOR	(98,572)

CAD	12,157,000	—	6/13/22	2.20%	3 month CAD-
					BA-CDOR	(106,197)

Barclay’s Bank, PLC
	$21,453,000 E	12,872	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(16,304)

	20,202,000 E	4,185	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(59,451)

	77,712,000 E	(63,959)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	41,729

	2,910,000 E	(231,927)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(86,340)

	37,374,000 E	2,236,206	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	366,384

	195,515,000 E	2,111,654	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	1,792,966

	109,101,000 E	(633,969)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(456,134)

AUD	73,904,000	—	9/25/22	6 month AUD-
				BBR-BBSW	3.78687%	532,847

AUD	125,613,000	—	9/17/22	3.88%	6 month AUD-
					BBR-BBSW	(1,849,852)

EUR	9,535,000	—	10/2/22	6 month EUR-
				EURIBOR-
				REUTERS	1.724%	(31,698)

EUR	398,858,000 E	—	8/3/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.41727%	179,393

EUR	18,811,000	—	8/16/22	1.862%	6 month EUR-
					EURIBOR-
					REUTERS	(308,220)

68	Diversified Income Trust

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC cont.
EUR	23,509,000	$—	9/10/22	6 month EUR-
				EURIBOR-
				REUTERS	1.8325%	$265,351

GBP	15,632,000	—	9/30/22	6 month GBP-
				LIBOR-BBA	1.865%	(66,471)

GBP	36,488,000	—	8/15/31	3.60%	6 month GBP-
					LIBOR-BBA	(8,743,290)

GBP	17,252,000	—	7/25/42	6 month GBP-
				LIBOR-BBA	2.8425%	(590,003)

GBP	30,633,000	—	7/25/22	1.885%	6 month GBP-
					LIBOR-BBA	(144,808)

GBP	9,460,000	—	8/2/22	6 month GBP-
				LIBOR-BBA	1.93%	103,941

GBP	25,256,000	—	9/17/22	6 month GBP-
				LIBOR-BBA	2.048%	615,922

GBP	62,088,000	—	9/21/22	1.9425%	6 month GBP-
					LIBOR-BBA	(514,811)

SEK	132,906,000	—	7/11/22	2.1275%	3 month SEK-
					STIBOR-SIDE	(44,720)

Citibank, N.A.
	$10,846,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	334,924

	225,503,000 E	53,579	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(253,105)

	576,427,000 E	(664,038)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(2,479,783)

	64,517,000 E	(503,252)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(398,089)

	7,866,000 E	333,581	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	(59,955)

EUR	37,737,000	—	8/2/22	6 month EUR-
				EURIBOR-
				REUTERS	1.80%	367,601

GBP	22,988,000	—	8/8/22	6 month GBP-
				LIBOR-BBA	1.97%	380,819

GBP	29,632,000	—	9/24/22	1.9175%	6 month GBP-
					LIBOR-BBA	(120,219)

SEK	181,616,000	—	8/2/22	3 month SEK-
				STIBOR-SIDE	2.285%	444,293

Credit Suisse International
	$20,545,000	—	9/27/22	1.7325%	3 month USD-
					LIBOR-BBA	(61,062)

	710,791,000 E	(812,272)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	154,406

	93,480,000 E	48,128	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	342,591

	31,510,000 E	2,567,325	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	990,879

Diversified Income Trust	69

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$409,423,000 E	$397,054	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	$(159,763)

	30,140,000 E	(1,499)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(96,440)

	101,965,000 E	(6,713,355)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(1,612,045)

	199,859,000 E	3,145,861	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	2,820,090

	444,684,000 E	(5,942,948)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(5,218,114)

AUD	30,888,000	—	9/21/22	6 month AUD-
				BBR-BBSW	3.8275%	511,150

AUD	23,954,000	—	7/17/22	3.77125%	6 month AUD-
					BBR-BBSW	(306,002)

AUD	33,194,000	—	7/24/22	6 month AUD-
				BBR-BBSW	3.665%	96,106

AUD	25,662,000	—	9/18/22	4.05%	6 month AUD-
					BBR-BBSW	(761,763)

CAD	45,144,000	—	9/20/22	3 month CAD-
				BA-CDOR	2.24125%	356,162

CAD	41,214,000	—	9/27/22	2.17%	3 month CAD-
					BA-CDOR	(38,828)

CAD	213,478,000	—	6/13/14	1.28797%	3 month CAD-
					BA-CDOR	83,373

CAD	7,676,000	—	6/13/17	3 month CAD-
				BA-CDOR	1.57927%	3,428

CAD	72,854,000	—	8/8/22	3 month CAD-
				BA-CDOR	2.273%	940,580

CAD	52,132,000	—	8/9/22	3 month CAD-
				BA-CDOR	2.26125%	613,477

CAD	37,404,000	—	9/12/22	2.3175%	3 month CAD-
					BA-CDOR	(574,311)

CAD	33,301,000	—	9/17/22	2.38%	3 month CAD-
					BA-CDOR	(695,017)

CHF	30,502,000	—	9/25/22	6 month CHF-
				LIBOR-BBA	0.945%	83,730

CHF	31,327,000	—	9/26/22	6 month CHF-
				LIBOR-BBA	0.9175%	(3,467)

CHF	31,385,000	—	9/27/22	6 month CHF-
				LIBOR-BBA	0.96%	132,463

CHF	21,225,000	—	10/2/22	6 month CHF-
				LIBOR-BBA	0.92%	(5,619)

CHF	6,285,000	—	5/11/22	6 month CHF-
				LIBOR-BBA	0.975%	78,517

CHF	52,573,000	—	5/14/22	1.0125%	6 month CHF-
					LIBOR-BBA	(850,377)

CHF	53,217,000	—	6/19/22	0.94%	6 month CHF-
					LIBOR-BBA	(374,407)

70	Diversified Income Trust

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
CHF	53,406,000	$—	7/5/22	1.015%	6 month CHF-
					LIBOR-BBA	$(746,460)

CHF	33,971,000	—	7/25/22	0.9225%	6 month CHF-
					LIBOR-BBA	(118,082)

CHF	17,787,000	—	8/6/22	0.9075%	6 month CHF-
					LIBOR-BBA	(9,229)

EUR	30,502,000	—	9/25/22	1.545%	1 month EUR-
					EONIA-OIS-
					COMPOUND	(361,027)

EUR	30,552,000	—	9/26/22	1.5225%	1 month EUR-
					EONIA-OIS-
					COMPOUND	(275,100)

EUR	16,261,000	—	9/27/22	1.5275%	1 month EUR-
					EONIA-OIS-
					COMPOUND	(154,891)

EUR	161,600,000	—	6/28/14	0.85%	6 month EUR-
					EURIBOR-
					REUTERS	(1,236,443)

EUR	91,992,000	—	8/1/22	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.45%	457,592

EUR	27,399,000	—	8/10/22	1.87%	6 month EUR-
					EURIBOR-
					REUTERS	(484,832)

EUR	51,827,000	—	8/30/22	1.375%	1 month EUR-
					EONIA-OIS-
					COMPOUND	354,244

EUR	53,934,000	—	9/6/22	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.37%	(435,857)

EUR	24,034,000	—	9/7/22	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.386%	(148,460)

EUR	17,356,000	—	9/19/22	6 month EUR-
				EURIBOR-
				REUTERS	1.913%	356,649

GBP	60,027,000	—	8/2/22	6 month GBP-
				LIBOR-BBA	1.9125%	499,767

GBP	38,699,000	—	9/11/22	1.93%	6 month GBP-
					LIBOR-BBA	(274,083)

GBP	20,067,000	—	9/13/22	1.985%	6 month GBP-
					LIBOR-BBA	(307,586)

MXN	364,910,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	2,312,119

SEK	200,307,000	—	9/27/22	3 month SEK-
				STIBOR-SIDE	2.13625%	73,510

SEK	921,110,000	—	5/16/22	2.205%	3 month SEK-
					STIBOR-SIDE	(2,071,506)

Diversified Income Trust	71

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
SEK	98,415,000	$—	6/19/22	3 month SEK-
				STIBOR-SIDE	2.38%	$463,674

SEK	122,845,000	—	7/2/22	3 month SEK-
				STIBOR-SIDE	2.325%	381,404

SEK	82,407,000	—	7/25/22	2.06%	3 month SEK-
					STIBOR-SIDE	52,095

SEK	102,333,000	—	9/7/22	3 month SEK-
				STIBOR-SIDE	2.1725%	86,079

Deutsche Bank AG
	$5,491,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	165,773

	24,879,000 E	7,717	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(70,652)

	188,780,000 E	(1,776,070)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(1,468,359)

KRW	42,221,000,000	—	4/24/17	3.54%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(1,262,923)

MXN	364,910,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	2,418,992

MYR	113,864,000	—	7/23/17	3 month MYR-
				KLIBOR-BNM	2.98%	(563,000)

Goldman Sachs International
	$16,437,000	—	9/27/22	1.76%	3 month USD-
					LIBOR-BBA	(91,475)

	2,541,984,000 E	1,750,794	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(1,706,304)

	115,210,000 E	220,252	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	583,164

	300,556,000 E	(4,730,199)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(4,240,293)

	55,695,000 E	3,958,317	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	1,171,896

AUD	103,275,000	—	9/17/22	3.88%	6 month AUD-
					BBR-BBSW	(1,663,582)

AUD	30,888,000	—	9/21/22	6 month AUD-
				BBR-BBSW	3.825%	358,072

AUD	61,776,000	—	9/24/22	6 month AUD-
				BBR-BBSW	3.82%	676,383

CHF	31,327,000	—	9/26/22	6 month CHF-
				LIBOR-BBA	0.93%	13,579

CHF	31,385,000	—	9/27/22	6 month CHF-
				LIBOR-BBA	0.945%	84,020

CHF	20,922,000	—	9/27/22	6 month CHF-
				LIBOR-BBA	0.972%	114,138

CHF	82,034,000	—	6/29/22	0.985%	6 month CHF-
					LIBOR-BBA	(919,104)

72	Diversified Income Trust

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
CHF	26,634,000	$—	8/7/22	0.93%	6 month CHF-
					LIBOR-BBA	$(97,312)

CHF	47,448,000	—	8/30/22	0.9402%	6 month CHF-
					LIBOR-BBA	(173,511)

EUR	16,261,000	—	9/27/22	1.505%	1 month EUR-
					EONIA-OIS-
					COMPOUND	(109,703)

EUR	725,200,000 E	—	8/1/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.425%	419,363

EUR	88,383,000	—	8/3/22	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.43%	251,405

EUR	362,600,000 E	—	8/9/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.4775%	396,065

EUR	362,600,000 E	—	8/9/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.497%	484,598

EUR	44,851,000	—	8/29/22	1.4017%	1 month EUR-
					EONIA-OIS-
					COMPOUND	154,466

EUR	414,401,000	—	8/30/14	1 month EUR-
				EONIA-OIS-
				COMPOUND	0.11%	(51,566)

EUR	414,401,000	—	8/30/14	0.309%	3 month EUR-
					EURIBOR-
					REUTERS	(429,684)

EUR	414,401,000	—	8/31/14	1 month EUR-
				EONIA-OIS-
				COMPOUND	0.11%	(51,623)

EUR	414,401,000	—	8/31/14	0.314%	3 month EUR-
					EURIBOR-
					REUTERS	(485,873)

EUR	257,672,000 E	—	8/31/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.38%	(149,005)

EUR	414,401,000	—	9/3/14	1 month EUR-
				EONIA-OIS-
				COMPOUND	0.086%	(378,971)

EUR	414,401,000	—	9/3/14	0.283%	3 month EUR-
					EURIBOR-
					REUTERS	(143,782)

EUR	51,738,000	—	9/25/22	1.824%	6 month EUR-
					EURIBOR-
					REUTERS	(485,268)

GBP	36,428,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	4,104,939

Diversified Income Trust	73

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
GBP	66,574,000	$—	8/2/22	6 month GBP-
				LIBOR-BBA	1.91%	$529,114

GBP	21,084,000	—	8/7/22	1.9775%	6 month GBP-
					LIBOR-BBA	(373,487)

GBP	41,499,000	—	8/28/22	1.9225%	6 month GBP-
					LIBOR-BBA	(303,075)

SEK	98,145,000	—	5/16/22	3 month SEK-
				STIBOR-SIDE	2.205%	220,721

SEK	252,260,000	—	5/29/22	3 month SEK-
				STIBOR-SIDE	2.215%	600,676

SEK	212,159,000	—	6/11/22	2.28%	3 month SEK-
					STIBOR-SIDE	(702,987)

SEK	187,367,000	—	8/1/22	3 month SEK-
				STIBOR-SIDE	2.30%	498,487

SEK	262,520,000	—	8/13/22	2.325%	3 month SEK-
					STIBOR-SIDE	(778,624)

SEK	129,169,000	—	8/15/22	3 month SEK-
				STIBOR-SIDE	2.26%	267,160

SEK	70,280,000	—	8/30/22	2.2102%	3 month SEK-
					STIBOR-SIDE	(99,269)

JPMorgan Chase Bank NA
	$39,207,000 E	46,836	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(6,485)

	17,302,000 E	(31,556)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(86,057)

	167,413,000 E	(2,465,211)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(2,192,328)

	32,044,000 E	576,151	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	523,919

	14,569,000 E	1,471,111	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	742,224

	212,042,000	—	9/7/22	1.678%	3 month USD-
					LIBOR-BBA	162,120

	46,607,000	—	9/26/22	3 month USD-
				LIBOR-BBA	1.73875%	168,274

CAD	41,210,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	(1,157,002)

CAD	72,924,000	—	5/2/15	3 month CAD-
				BA-CDOR	1.6575%	627,837

CAD	245,603,000	—	6/13/14	3 month CAD-
				BA-CDOR	1.2825%	(122,452)

CAD	40,671,000	—	6/13/17	3 month CAD-
				BA-CDOR	1.56%	(20,192)

CAD	56,662,000	—	8/8/22	2.25%	3 month CAD-
					BA-CDOR	(610,268)

CAD	33,810,000	—	8/27/22	2.2275%	3 month CAD-
					BA-CDOR	(261,117)

74	Diversified Income Trust

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank NA cont.
EUR	18,125,000	$—	7/30/22	6 month EUR-
				EURIBOR-
				REUTERS	1.803%	$185,728

GBP	7,639,000	—	8/2/22	6 month GBP-
				LIBOR-BBA	1.92%	72,385

JPY	2,128,623,000	—	9/19/22	0.80%	6 month JPY-
					LIBOR-BBA	(77,040)

MXN	232,234,000	—	9/11/20	6.82%	1 month MXN-
					TIIE-BANXICO	(1,392,327)

MXN	299,735,000	—	9/14/20	6.82%	1 month MXN-
					TIIE-BANXICO	(1,793,279)

MXN	52,130,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	356,263

MXN	325,230,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	(1,244,223)

MXN	778,041,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	(2,976,528)

MXN	325,230,000	—	8/19/20	1 month MXN-
				TIIE-BANXICO	6.615%	1,602,209

MXN	528,640,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	2,991,451

The Royal Bank of Scotland PLC
	$43,224,000 E	(543,180)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(472,725)

UBS AG
CHF	419,232,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(2,683,192)

Total						$(27,672,828)

E Extended effective date.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC
$8,725,965	$—	1/12/40	5.00% (1 month	Synthetic MBX	$31,411
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

3,979,863	—	1/12/41	3.50% (1 month	Synthetic TRS	(128,906)
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

3,476,141	—	1/12/41	5.00% (1 month	Synthetic TRS	(41,966)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Diversified Income Trust	75

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$3,979,863	$—	1/12/41	3.50% (1 month	Synthetic MBX	$8,092
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

3,618,424	—	1/12/41	4.00% (1 month	Synthetic MBX	(9,224)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,339,145	—	1/12/41	4.50% (1 month	Synthetic MBX	712
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

10,831,870	—	1/12/40	5.00% (1 month	Synthetic MBX	38,992
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

8,843,304	—	1/12/41	5.00% (1 month	Synthetic MBX	31,822
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

14,601,894	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(34,405)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

18,386,783	—	1/12/40	4.00% (1 month	Synthetic MBX	(3,753)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

11,866,260	—	1/12/41	4.00% (1 month	Synthetic TRS	(323,746)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

5,394,347	—	1/12/41	4.00% (1 month	Synthetic TRS	(147,173)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

4,866,598	—	1/12/41	5.00% (1 month	Synthetic MBX	17,512
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

5,254,466	—	1/12/40	4.00% (1 month	Synthetic MBX	(1,073)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,918,536	—	1/12/40	4.50% (1 month	Synthetic MBX	(4,847)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

76	Diversified Income Trust

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$3,333,207	$—	1/12/40	5.00% (1 month	Synthetic MBX	$11,999
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

36,356,571	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(85,664)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

29,108,513	—	1/12/41	5.00% (1 month	Synthetic MBX	104,746
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

10,418,921	—	1/12/40	4.00% (1 month	Synthetic MBX	(2,127)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,217,534	—	1/12/40	4.00% (1 month	Synthetic TRS	(26,746)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,876,748	—	1/12/38	6.50% (1 month	Synthetic TRS	(8,851)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

10,294,957	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(24,257)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

72,920,000	—	4/7/16	(2.63%)	USA Non Revised	(1,695,900)
				Consumer Price
				Index-Urban (CPI-U)

23,983,450	—	1/12/41	3.50% (1 month	Synthetic MBX	48,766
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

5,032,935	—	1/12/41	3.50% (1 month	Synthetic MBX	10,233
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

50,348,200	—	1/12/41	4.00% (1 month	Synthetic TRS	(1,373,644)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

26,053	—	1/12/41	4.00% (1 month	Synthetic TRS	(711)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

4,807,316	—	1/12/41	5.00% (1 month	Synthetic MBX	7,538
			USD-LIBOR)	Index 5.00%
				30 year Ginnie Mae II
				pools

Diversified Income Trust	77

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$55,574,733	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(130,946)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

34,346,788	—	1/12/40	4.00% (1 month	Synthetic MBX	(7,011)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

15,345,127	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(36,156)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

23,838,902	—	1/12/41	4.00% (1 month	Synthetic TRS	(650,394)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

8,686,776	—	1/12/40	(4.00%) 1 month	Synthetic TRS	190,826
			USD-LIBOR	Index 4.00%
				30 year Fannie Mae
				pools

5,768,323	—	1/12/40	5.00% (1 month	Synthetic MBX	20,764
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

11,844,549	—	1/12/41	4.00% (1 month	Synthetic TRS	(323,154)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

770,593	—	1/12/41	(4.50%) 1 month	Synthetic TRS	13,599
			USD-LIBOR	Index 4.50%
				30 year Ginnie Mae II
				pools

51,737,866	—	1/12/40	4.50% (1 month	Synthetic MBX	(85,923)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

156,853,929	—	1/12/41	5.00% (1 month	Synthetic MBX	564,432
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

11,143,616	—	1/12/41	3.50% (1 month	Synthetic MBX	22,658
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

44,285,346	—	1/12/41	5.00% (1 month	Synthetic MBX	159,359
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

78	Diversified Income Trust

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$7,646,149	$—	1/12/40	5.00% (1 month	Synthetic MBX	$27,524
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

24,795,205	—	1/12/40	5.00% (1 month	Synthetic MBX	89,256
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

17,976,036	—	1/12/40	5.00% (1 month	Synthetic MBX	64,709
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

241,827	—	1/12/39	(6.00%)1 month	Synthetic TRS	(1,770)
			USD-LIBOR	Index 6.00%
				30 year Fannie Mae
				pools

4,159,536	—	1/12/41	5.00% (1 month	Synthetic TRS	(43,714)
			USD-LIBOR)	Index 5.00%
				30 year Ginnie Mae II
				pools

Citibank, N.A.
4,724,076	—	1/12/41	5.00% (1 month	Synthetic MBX	16,999
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

28,417,456	—	1/12/41	5.00% (1 month	Synthetic MBX	102,259
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Credit Suisse International
16,685,479	—	1/12/41	5.00% (1 month	Synthetic MBX	60,042
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

86,070,608	—	1/12/41	4.50% (1 month	Synthetic MBX	354,441
			USD-LIBOR)	Index 4.50%
				30 year Ginnie Mae II
				pools

14,368,101	(35,920)	1/12/41	3.50% (1 month	Synthetic MBX	(23,626)
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

3,592,224	(8,419)	1/12/41	3.50% (1 month	Synthetic MBX	(5,345)
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

7,645,006	—	1/12/41	4.00% (1 month	Synthetic TRS	(208,578)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

Diversified Income Trust	79

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$1,508,626	$—	1/12/41	(4.50%) 1 month	Synthetic TRS	$34,634
			USD-LIBOR	Index 4.50%
				30 year Fannie Mae
				pools

16,856,790	—	1/12/41	4.00% (1 month	Synthetic TRS	(459,902)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,476,141	—	1/12/41	5.00% (1 month	Synthetic MBX	12,509
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

25,165,917	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(59,296)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

247,457	—	1/12/40	5.00% (1 month	Synthetic TRS	(2,793)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

929,019	—	1/12/34	5.00% (1 month	Synthetic MBX	2,765
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,289,994	—	1/12/36	5.00% (1 month	Synthetic MBX	4,041
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,287,531	—	1/12/39	5.00% (1 month	Synthetic MBX	(6,828)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

4,027,861	—	1/12/42	4.50% (1 month	Synthetic TRS	(104,436)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

4,027,861	—	1/12/42	4.50% (1 month	Synthetic MBX	9,038
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

28,129,671	—	1/12/41	3.50% (1 month	Synthetic MBX	57,196
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

Deutsche Bank AG
6,217,953	—	1/12/40	4.00% (1 month	Synthetic MBX	(1,269)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

80	Diversified Income Trust

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG cont.
$25,165,917	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(59,296)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

680,236	—	1/12/34	5.50% (1 month	Synthetic MBX	2,841
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

1,273,185	—	1/12/36	5.50% (1 month	Synthetic MBX	5,119
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

Goldman Sachs International
22,574,624	—	1/12/41	4.00% (1 month	Synthetic TRS	(615,901)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,618,424	—	1/12/41	4.00% (1 month	Synthetic TRS	(98,721)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,339,145	—	1/12/41	4.50% (1 month	Synthetic TRS	(76,658)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

41,680,000	—	3/1/16	2.47%	USA Non Revised	543,090
				Consumer Price
				Index-Urban (CPI-U)

31,260,000	—	3/3/16	2.45%	USA Non Revised	385,905
				Consumer Price
				Index-Urban (CPI-U)

8,743,059	—	1/12/38	6.50% (1 month	Synthetic TRS	(41,233)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

7,715,928	—	1/12/41	4.00% (1 month	Synthetic TRS	(210,513)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

431,316	—	1/12/41	4.00% (1 month	Synthetic TRS	(11,768)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

12,655,730	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(29,820)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

4,754,471	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(11,203)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

Diversified Income Trust	81

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$3,145,740	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(7,412)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

17,476,265	—	1/12/41	4.00% (1 month	Synthetic TRS	(476,803)
			USD-LIBOR)	Index 4.00% 30
				30 year Fannie Mae
				pools

646,135	—	1/12/38	6.50% (1 month	Synthetic TRS	(3,047)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

4,715,621	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(21,677)
			USD-LIBOR	Index 6.00%
				30 year Fannie Mae
				pools

5,452,615	—	1/12/38	6.50% (1 month	Synthetic MBX	12,848
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

6,004,829	—	1/12/40	(5.00%) 1 month	Synthetic MBX	(21,616)
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

4,331,623	—	1/12/39	5.50% (1 month	Synthetic MBX	14,039
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

5,548,352	—	1/12/40	(4.50%) 1 month	Synthetic MBX	9,214
			USD-LIBOR	Index 4.50%
				30 year Fannie Mae
				pools

32,143,185	—	1/12/41	4.00% (1 month	Synthetic TRS	(876,959)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

9,422,539	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(22,202)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

7,669,612	—	1/12/41	4.00% (1 month	Synthetic TRS	(209,249)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

14,689,354	—	1/12/41	4.00% (1 month	Synthetic TRS	(400,768)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

82	Diversified Income Trust

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$14,465,736	$—	1/12/41	4.00% (1 month	Synthetic TRS	$(394,667)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

13,761,591	—	1/12/41	4.00% (1 month	Synthetic TRS	(375,456)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

17,337,010	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(40,850)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

680,441	—	1/12/41	5.00% (1 month	Synthetic TRS	(7,151)
			USD-LIBOR)	Index 5.00%
				30 year Ginnie Mae II
				pools

840,353	—	1/12/41	(4.00%) 1 month	Synthetic TRS	14,002
			USD-LIBOR	Index 4.00%
				30 year Ginnie Mae II
				pools

11,307,466	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(26,643)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

337,164	—	1/12/38	6.50% (1 month	Synthetic TRS	(1,590)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

5,845,413	—	1/12/38	6.50% (1 month	Synthetic TRS	(27,568)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

863,401	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,034)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

2,303,311	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(5,427)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

786,645	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,854)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

34,850,000	—	4/3/17	2.3225%	USA Non Revised	255,102
				Consumer Price
				Index-Urban (CPI-U)

34,850,000	—	4/4/17	2.35%	USA Non Revised	306,680
				Consumer Price
				Index-Urban (CPI-U)

Diversified Income Trust	83

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$11,713,562	$—	1/12/41	4.00% (1 month	Synthetic TRS	$(319,580)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	5,673,446	—	1/12/38	6.50% (1 month	Synthetic TRS	(26,757)
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	11,346,683	—	1/12/38	6.50% (1 month	Synthetic TRS	(53,512)
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	2,097,160	9,830	1/12/38	6.50% (1 month	Synthetic TRS	(437)
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	5,437,044	67,114	1/12/41	4.00% (1 month	Synthetic TRS	(84,817)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	10,418,890	143,260	1/12/41	4.00% (1 month	Synthetic TRS	(147,882)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	7,435,862	148,716	1/12/41	4.00% (1 month	Synthetic TRS	(60,705)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	34,850,000	—	4/5/17	2.355%	USA Non Revised	316,438
					Consumer Price
					Index-Urban (CPI-U)

	34,850,000	—	4/5/22	2.66%	USA Non Revised	341,495
					Consumer Price
					Index-Urban (CPI-U)

	24,016,204	—	1/12/41	4.00% (1 month	Synthetic TRS	(655,231)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	11,733,826	—	1/12/41	4.00% (1 month	Synthetic TRS	(320,133)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

GBP	21,746,000	—	3/30/17	(3.0925%)	GBP Non-revised	(1,010,622)
					UK Retail Price
					Index

GBP	21,746,000	—	4/2/17	(3.085%)	GBP Non-revised	(1,109,297)
					UK Retail Price
					Index

84	Diversified Income Trust

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
GBP	43,492,000	$—	9/20/17	2.6625%	GBP Non-revised	$217,575
					UK Retail Price
					Index

GBP	21,746,000	—	9/21/17	2.66%	GBP Non-revised	104,047
					UK Retail Price
					Index

GBP	21,746,000	—	4/3/17	(3.09%)	GBP Non-revised	(1,118,778)
					UK Retail Price
					Index

GBP	21,746,000	—	4/3/22	(3.21%)	GBP Non-revised	(2,205,951)
					UK Retail Price
					Index

JPMorgan Chase Bank NA
	$31,735,000	—	9/14/14	(2.10%)	USA Non Revised	(116,690)
					Consumer Price
					Index Urban (CPI-U)

GBP	19,710,000	—	9/12/14	2.825%	GBP Non-revised	100,576
					UK Retail Price
					Index

The Royal Bank of Scotland PLC
	$3,618,424	—	1/12/41	4.00% (1 month	Synthetic TRS	(98,721)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

Total						$(12,723,488)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/12

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclay’s Bank, PLC
Irish Gov’t, 4.50%,
4/18/2020	—	$(336,426)	$4,199,000	9/20/17	(100 bp)	$66,864

Obrigacoes Do
Tesouro, 5.45%,
9/23/13	—	(685,119)	4,199,000	9/20/17	(100 bp)	(500)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(147,863)	16,610,000	12/20/19	(100 bp)	2,658,039

Spain Gov’t, 5.50%,
7/30/2017	—	(495,028)	4,199,000	9/20/17	(100 bp)	14,036

Deutsche Bank AG
Republic of
Argentina, 8.28%,
12/31/33	B3	334,446	2,860,000	3/20/17	500 bp	(108,880)

Russian Federation,
7 1/2%, 3/31/30	—	—	987,500	4/20/13	(112 bp)	(9,462)

Diversified Income Trust	85

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Deutsche Bank AG cont.
Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B1	$—	EUR 2,045,000	9/20/13	715 bp	$180,305

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 1,975,000	9/20/13	477 bp	110,423

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 1,975,000	9/20/13	535 bp	125,368

JPMorgan Chase Bank NA
Russian Federation,
7 1/2%, 3/31/30	Baa1	—	$495,000	9/20/13	276 bp	11,786

Morgan Stanley Capital Services LLC
Republic of
Venezuela, 9 1/4%,
9/15/27	B2	—	3,545,000	10/20/12	339 bp	53,860

Total						$3,101,839

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2012.

86	Diversified Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$16,039,468	$299,840

Convertible bonds and notes	—	5,774,482	—

Corporate bonds and notes	—	1,299,639,693	—

Foreign government and agency bonds and notes	—	245,070,171	—

Mortgage-backed securities	—	1,499,811,725	—

Purchased options outstanding	—	238,081,591	—

Senior loans	—	53,182,334	—

U.S. government and agency mortgage obligations	—	160,273,222	—

Short-term investments	6,780,658	164,776,864	—

Totals by level	$6,780,658	$3,682,649,550	$299,840

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(10,678,282)	$—

Futures contracts	(816,873)	—	—

Written options	—	(212,234,728)	—

TBA sale commitments	—	(159,057,737)	—

Interest rate swap contracts	—	(20,376,110)	—

Total return swap contracts	—	(13,048,069)	—

Credit default contracts	—	4,431,829	—

Totals by level	$(816,873)	$(410,963,097)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust	87

Statement of assets and liabilities 9/30/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $3,564,681,179)	$3,689,730,048

Cash	6,746,436

Foreign currency (cost $776,148) (Note 1)	775,262

Interest and other receivables	44,387,676

Receivable for shares of the fund sold	7,613,316

Receivable for investments sold	271,324,522

Receivable for sales of delayed delivery securities (Note 1)	158,092,090

Unrealized appreciation on swap contracts (Note 1)	53,980,552

Unrealized appreciation on forward currency contracts (Note 1)	11,851,055

Premium paid on swap contracts (Note 1)	28,305,865

Total assets	4,272,806,822

LIABILITIES

Payable for variation margin (Note 1)	429,286

Payable for investments purchased	264,778,771

Payable for purchases of delayed delivery securities (Note 1)	157,112,187

Payable for shares of the fund repurchased	11,988,139

Payable for compensation of Manager (Note 2)	1,532,643

Payable for investor servicing fees (Note 2)	818,105

Payable for custodian fees (Note 2)	83,282

Payable for Trustee compensation and expenses (Note 2)	653,103

Payable for administrative services (Note 2)	15,247

Payable for distribution fees (Note 2)	1,849,544

Unrealized depreciation on forward currency contracts (Note 1)	22,529,337

Written options outstanding, at value (premiums $214,559,020) (Notes 1 and 3)	212,234,728

Premium received on swap contracts (Note 1)	20,003,738

Unrealized depreciation on swap contracts (Note 1)	91,275,029

TBA sale commitments, at value (proceeds receivable $156,373,632) (Note 1)	159,057,737

Collateral on certain derivative contracts, at value (Note 1)	6,780,658

Other accrued expenses	457,661

Total liabilities	951,599,195

Net assets	$3,321,207,627

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,981,696,893

Undistributed net investment income (Note 1)	13,865,497

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(749,807,256)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	75,452,493

Total — Representing net assets applicable to capital shares outstanding	$3,321,207,627

(Continued on next page)

88	Diversified Income Trust

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,788,785,689 divided by 235,634,043 shares)	$7.59

Offering price per class A share (100/96.00 of $7.59)*	$7.91

Net asset value and offering price per class B share ($75,534,291 divided by 10,036,478 shares)**	$7.53

Net asset value and offering price per class C share ($644,637,793 divided by 86,151,790 shares)**	$7.48

Net asset value and redemption price per class M share
($260,629,817 divided by 34,824,947 shares)	$7.48

Offering price per class M share (100/96.75 of $7.48)†	$7.73

Net asset value, offering price and redemption price per class R share
($4,307,190 divided by 573,099 shares)	$7.52

Net asset value, offering price and redemption price per class Y share
($547,312,847 divided by 72,605,583 shares)	$7.54

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust	89

Statement of operations Year ended 9/30/12

INVESTMENT INCOME

Interest (net of foreign tax of $352,965) (including interest income of $107,989
from investments in affiliated issuers) (Note 6)	$240,648,283

EXPENSES

Compensation of Manager (Note 2)	20,052,287

Investor servicing fees (Note 2)	5,042,294

Custodian fees (Note 2)	209,519

Trustee compensation and expenses (Note 2)	317,264

Administrative services (Note 2)	107,091

Distribution fees (Note 2)	13,973,239

Other	1,084,566

Total expenses	40,786,260

Expense reduction (Note 2)	(4,928)

Net expenses	40,781,332

Net investment income	199,866,951

Net realized loss on investments (Notes 1 and 3)	(123,181,998)

Net increase from payments by affiliates (Note 2)	24,500

Net realized loss on swap contracts (Note 1)	(160,466,237)

Net realized gain on futures contracts (Note 1)	33,069,092

Net realized loss on foreign currency transactions (Note 1)	(24,251,366)

Net realized loss on written options (Notes 1 and 3)	(148,964,236)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(56,027,317)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the year	603,101,420

Net gain on investments	123,303,858

Net increase in net assets resulting from operations	$323,170,809

The accompanying notes are an integral part of these financial statements.

90	Diversified Income Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/12	Year ended 9/30/11

Operations:
Net investment income	$199,866,951	$281,018,386

Net realized gain (loss) on investments
and foreign currency transactions	(423,770,245)	98,262,356

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	547,074,103	(464,834,892)

Net increase (decrease) in net assets resulting
from operations	323,170,809	(85,554,150)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(37,511,118)	(192,305,906)

Class B	(1,331,538)	(6,504,341)

Class C	(12,181,569)	(60,504,187)

Class M	(5,464,682)	(28,823,474)

Class R	(84,304)	(323,224)

Class Y	(13,444,885)	(87,566,203)

From return of capital
Class A	(75,385,954)	—

Class B	(2,675,988)	—

Class C	(24,481,255)	—

Class M	(10,982,353)	—

Class R	(169,424)	—

Class Y	(27,020,136)	—

Increase in capital from settlement payments (Note 9)	—	5,923

Decrease from capital share transactions (Note 4)	(942,557,966)	(42,124,520)

Total decrease in net assets	(830,120,363)	(503,700,082)

NET ASSETS

Beginning of year	4,151,327,990	4,655,028,072

End of year (including undistributed net investment income
of $13,865,497 and distributions in excess of net investment
income of $34,423,756, respectively)	$3,321,207,627	$4,151,327,990

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust	91

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
														of expenses
														to average	Ratio
	Net asset	Net	Net realized		From								Ratio	net assets,	of net investment
	value,	investment	and unrealized	Total from	net	From			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)	Portfolio
	beginning	income	gain (loss)	investment	investment	return	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	turnover
Period ended	of period	(loss) [a]	on investments	operations	income	of capital	distributions	fees	ments	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	(%) [c]	net assets (%)	(%) [d]

Class A
September 30, 2012	$7.35	.42	.27	.69	(.15)	(.30)	(.45)	—	—	$7.59	9.58	$1,788,786.99		.99	5.67	120
September 30, 2011	8.08	.45	(.58)	(.13)	(.60)	—	(.60)	—	— [e,f]	7.35	(2.04)	2,162,131.98		.98	5.57	165
September 30, 2010	7.89	.72	.63	1.35	(1.16)	—	(1.16)	— [e]	—	8.08	18.39	2,328,480	1.01 [g]	1.01	8.96	95
September 30, 2009	8.10	.49	(.02)	.47	(.68)	—	(.68)	— [e]	— [e,h]	7.89	8.23	1,334,298	1.13 [g,i]	1.09 [i]	7.44 [i]	223
September 30, 2008	9.91	.69	(1.90)	(1.21)	(.60)	—	(.60)	— [e]	—	8.10	(12.80)	1,084,321	1.04 [i]	1.04 [i]	7.36 [i]	157

Class B
September 30, 2012	$7.29	.37	.26	.63	(.13)	(.26)	(.39)	—	—	$7.53	8.82	$75,534	1.74	1.74	4.92	120
September 30, 2011	8.01	.39	(.57)	(.18)	(.54)	—	(.54)	—	— [e,f]	7.29	(2.69)	81,208	1.73	1.73	4.88	165
September 30, 2010	7.83	.66	.62	1.28	(1.10)	—	(1.10)	— [e]	—	8.01	17.50	96,346	1.76 [g]	1.76	8.36	95
September 30, 2009	8.04	.42	— [e]	.42	(.63)	—	(.63)	— [e]	— [e,h]	7.83	7.43	83,497	1.88 [g,i]	1.84 [i]	6.41 [i]	223
September 30, 2008	9.83	.61	(1.88)	(1.27)	(.52)	—	(.52)	— [e]	—	8.04	(13.40)	109,173	1.79 [i]	1.79 [i]	6.57 [i]	157

Class C
September 30, 2012	$7.25	.36	.26	.62	(.13)	(.26)	(.39)	—	—	$7.48	8.73	$644,638	1.74	1.74	4.93	120
September 30, 2011	7.97	.38	(.56)	(.18)	(.54)	—	(.54)	—	— [e,f]	7.25	(2.68)	776,778	1.73	1.73	4.82	165
September 30, 2010	7.80	.64	.63	1.27	(1.10)	—	(1.10)	— [e]	—	7.97	17.47	797,345	1.76 [g]	1.76	8.10	95
September 30, 2009	8.03	.48	(.07)	.41	(.64)	—	(.64)	— [e]	— [e,h]	7.80	7.27	298,231	1.88 [g,i]	1.84 [i]	7.12 [i]	223
September 30, 2008	9.84	.61	(1.89)	(1.28)	(.53)	—	(.53)	— [e]	—	8.03	(13.57)	115,325	1.79 [i]	1.79 [i]	6.62 [i]	157

Class M
September 30, 2012	$7.25	.40	.25	.65	(.14)	(.28)	(.42)	—	—	$7.48	9.29	$260,630	1.24	1.24	5.43	120
September 30, 2011	7.97	.43	(.57)	(.14)	(.58)	—	(.58)	—	— [e,f]	7.25	(2.22)	312,812	1.23	1.23	5.44	165
September 30, 2010	7.79	.70	.62	1.32	(1.14)	—	(1.14)	— [e]	—	7.97	18.13	436,826	1.26 [g]	1.26	8.92	95
September 30, 2009	8.02	.45	(.01)	.44	(.67)	—	(.67)	— [e]	— [e,h]	7.79	7.81	460,240	1.38 [g,i]	1.34 [i]	6.98 [i]	223
September 30, 2008	9.81	.66	(1.88)	(1.22)	(.57)	—	(.57)	— [e]	—	8.02	(12.95)	514,664	1.29 [i]	1.29 [i]	7.10 [i]	157

Class R
September 30, 2012	$7.28	.40	.26	.66	(.14)	(.28)	(.42)	—	—	$7.52	9.38	$4,307	1.24	1.24	5.44	120
September 30, 2011	8.00	.43	(.57)	(.14)	(.58)	—	(.58)	—	— [e,f]	7.28	(2.21)	4,315	1.23	1.23	5.34	165
September 30, 2010	7.82	.70	.62	1.32	(1.14)	—	(1.14)	— [e]	—	8.00	18.08	4,185	1.26 [g]	1.26	8.82	95
September 30, 2009	8.06	.48	(.05)	.43	(.67)	—	(.67)	— [e]	— [e,h]	7.82	7.68	2,956	1.38 [g,i]	1.34 [i]	7.20 [i]	223
September 30, 2008	9.89	.66	(1.92)	(1.26)	(.57)	—	(.57)	— [e]	—	8.06	(13.29)	2,756	1.29 [i]	1.29 [i]	7.09 [i]	157

Class Y
September 30, 2012	$7.30	.44	.27	.71	(.16)	(.31)	(.47)	—	—	$7.54	9.98	$547,313.74		.74	5.92	120
September 30, 2011	8.04	.46	(.58)	(.12)	(.62)	—	(.62)	—	— [e,f]	7.30	(1.89)	814,084.73		.73	5.79	165
September 30, 2010	7.85	.73	.64	1.37	(1.18)	—	(1.18)	— [e]	—	8.04	18.84	991,846	.76 [g]	.76	9.18	95
September 30, 2009	8.08	.60	(.13)	.47	(.70)	—	(.70)	— [e]	— [e,h]	7.85	8.26	331,995	.88 [g,i]	.84 [i]	8.61 [i]	223
September 30, 2008	9.92	.71	(1.93)	(1.22)	(.62)	—	(.62)	— [e]	—	8.08	(12.88)	82,197	.79 [i]	.79 [i]	7.59 [i]	157

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92	Diversified Income Trust	Diversified Income Trust	93

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes TBA roll transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 9).

g Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% and 0.04% of average net assets for the periods ended September 30, 2010 and September 30, 2009, respectively.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding on May 21, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.03%

September 30, 2008	<0.01

The accompanying notes are an integral part of these financial statements.

94	Diversified Income Trust

Notes to financial statements 9/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through September 30, 2012.

Putnam Diversified Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade (sometimes referred to as “junk bonds”) in quality and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Diversified Income Trust	95

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting

96	Diversified Income Trust

from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity and to isolate prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $8,499,300,000 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 4,800 futures contracts outstanding for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $5,022,400,000 on forward currency contracts for the reporting period.

Diversified Income Trust	97

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,773,100,000 on total return swap contracts for the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $31,104,700,000 on interest rate swap contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between

98	Diversified Income Trust

the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $74,100,000 on credit default swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $82,762,631 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $32,479,227 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $129,138,132.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Diversified Income Trust	99

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2012, the fund had a capital loss carryover of $363,561,832 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$8,913,866	$12,665,118	$21,578,984	*

13,963,696	N/A	13,963,696	September 30, 2015

18,714,447	N/A	18,714,447	September 30, 2016

146,525,581	N/A	146,525,581	September 30, 2017

162,779,124	N/A	162,779,124	September 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $338,380,309 recognized during the period between November 1, 2011 and September 30, 2012 to its fiscal year ending September 30, 2013.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at

100	Diversified Income Trust

least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, late year loss deferrals, the expiration of a capital loss carryover, realized gains and losses on certain futures contracts, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $81,559,602 to increase distributions in excess of net investment income, $2,642,399 to decrease paid-in-capital and $84,202,001 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$146,110,972
Unrealized depreciation	(75,695,274)

Net unrealized appreciation	70,415,698
Capital loss carryforward	(363,561,832)
Post-October capital loss deferral	(333,380,309)
Cost for federal income tax purposes	$3,619,314,350

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.700%	of the first $5 billion,
0.650%	of the next $5 billion,
0.600%	of the next $10 billion,
0.550%	of the next $10 billion,
0.500%	of the next $50 billion,
0.480%	of the next $50 billion,
0.470%	of the next $100 billion and
0.465%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $24,500 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund.

Diversified Income Trust	101

Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$2,655,172
Class B	107,159
Class C	975,930
Class M	398,401
Class R	6,190
Class Y	899,442
Total	$5,042,294

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,928 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,655, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$4,761,373
Class B	770,807
Class C	6,992,301
Class M	1,426,489
Class R	22,269
Total	$13,973,239

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $226,642 and $2,022 from the sale of class A and class M shares, respectively, and received $104,879 and $29,923 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $4,152 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $4,090,731,664 and $4,551,841,541, respectively.

102	Diversified Income Trust

These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $16,820,781 and $16,843,477, respectively.

Written option transactions during the reporting period are summarized as follows:

		Written swap option	Written swap option
		contract amounts	premiums

Written options outstanding at the	USD	8,682,921,520	$400,928,113
beginning of the reporting period	CHF	213,480,000	$286,595

Options opened	USD	5,918,532,023	294,139,610
	CHF	—	—

Options exercised	USD	(2,573,432,793)	(66,196,043)
	CHF	—	—

Options closed	USD	(8,923,075,557)	(414,312,660)
	CHF	(213,480,000)	(286,595)

Written options outstanding at the end of	USD	3,104,945,193	$214,559,020
the reporting period	CHF	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/12		Year ended 9/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	49,904,063	$374,207,397	145,803,639	$1,184,026,196

Shares issued in connection with
reinvestment of distributions	12,173,135	90,829,317	17,896,919	144,000,279

	62,077,198	465,036,714	163,700,558	1,328,026,475

Shares repurchased	(120,678,398)	(898,660,017)	(157,767,609)	(1,259,582,734)

Net increase (decrease)	(58,601,200)	$(433,623,303)	5,932,949	$68,443,741

	Year ended 9/30/12		Year ended 9/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	1,282,453	$9,538,006	3,496,600	$28,132,839

Shares issued in connection with
reinvestment of distributions	370,541	2,743,864	514,920	4,112,680

	1,652,994	12,281,870	4,011,520	32,245,519

Shares repurchased	(2,759,958)	(20,457,595)	(4,892,304)	(39,023,605)

Net decrease	(1,106,964)	$(8,175,725)	(880,784)	$(6,778,086)

	Year ended 9/30/12		Year ended 9/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	12,233,382	$90,374,628	43,420,486	$348,210,666

Shares issued in connection with
reinvestment of distributions	3,071,130	22,605,827	4,093,116	32,497,121

	15,304,512	112,980,455	47,513,602	380,707,787

Shares repurchased	(36,330,550)	(267,373,448)	(40,336,197)	(317,102,440)

Net increase (decrease)	(21,026,038)	$(154,392,993)	7,177,405	$63,605,347

Diversified Income Trust	103

	Year ended 9/30/12		Year ended 9/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	244,221	$1,807,787	761,320	$6,107,558

Shares issued in connection with
reinvestment of distributions	124,579	916,703	176,009	1,397,539

	368,800	2,724,490	937,329	7,505,097

Shares repurchased	(8,691,292)	(64,059,958)	(12,578,834)	(99,754,010)

Net decrease	(8,322,492)	$(61,335,468)	(11,641,505)	$(92,248,913)

	Year ended 9/30/12		Year ended 9/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	173,903	$1,286,294	297,861	$2,393,058

Shares issued in connection with
reinvestment of distributions	27,875	206,037	32,670	260,387

	201,778	1,492,331	330,531	2,653,445

Shares repurchased	(221,540)	(1,640,088)	(260,663)	(2,091,129)

Net increase (decrease)	(19,762)	$(147,757)	69,868	$562,316

	Year ended 9/30/12		Year ended 9/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	37,200,226	$277,027,889	102,472,936	$829,019,056

Shares issued in connection with
reinvestment of distributions	2,897,143	21,487,807	5,173,484	41,457,881

	40,097,369	298,515,696	107,646,420	870,476,937

Shares repurchased	(78,943,053)	(583,398,416)	(119,623,407)	(946,185,862)

Net decrease	(38,845,684)	$(284,882,720)	(11,976,987)	$(75,708,925)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$4,884,617	Payables	$452,788

Foreign exchange
contracts	Receivables	11,851,055	Payables	22,529,337

	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	291,606,827*	Unrealized depreciation	300,001,016*

Total		$308,342,499		$322,983,141

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

104	Diversified Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(1,798,315)	$(1,798,315)

Foreign exchange
contracts	—	—	(23,068,597)	—	$(23,068,597)

Interest rate contracts	(264,126,414)	33,069,092	—	(158,667,922)	$(389,725,244)

Total	$(264,126,414)	$33,069,092	$(23,068,597)	$(160,466,237)	$(414,592,156)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$3,396,153	$3,396,153

Foreign exchange
contracts	—	—	(55,285,455)	—	$(55,285,455)

Interest rate contracts	47,444,619	(11,889,643)	—	229,537,872	$265,092,848

Total	$47,444,619	$(11,889,643)	$(55,285,455)	$232,934,025	$213,203,546

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Market
	value at the				Market
	beginning				value at the
	of the				end of the
	reporting	Purchase	Sale	Investment	reporting
Name of affiliate	period	cost	proceeds	income	period

Putnam Money
Market Liquidity
Fund*	$88,876,286	$2,039,198,002	$2,128,074,288	$107,989	$—

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve

Diversified Income Trust	105

certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $5,850 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $73 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

106	Diversified Income Trust

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $170,521,179 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

Diversified Income Trust	107

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis
Born 1940, Trustee since 2001
Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

108	Diversified Income Trust

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Diversified Income Trust	109

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

110	Diversified Income Trust

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Diversified Income Trust	111

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

112	Diversified Income Trust

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Diversified Income Trust	113

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
Independent Registered	Principal Executive Officer, and	Judith Cohen
Public Accounting Firm	Compliance Liaison	Vice President, Clerk, and
KPMG LLP		Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

114	Diversified Income Trust

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Diversified Income Trust	115

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116	Diversified Income Trust

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN028
277552 11/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2012	$153,715	$--	$6,300	$ —
September 30, 2011	$102,977	$--	$6,100	$ —

For the fiscal years ended September 30 2012 and September 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,300 and $6,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2012	$ —	$ —	$ —	$ —

September 30, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 28, 2012